UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE

SECURITIES EXCHANGE ACT OF 1934

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MFS® VARIABLE INSURANCE TRUST

MFS® VARIABLE INSURANCE TRUST II

MFS® VARIABLE INSURANCE TRUST III

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETINGS

TO BE HELD ON MARCH 23, 2017.

THIS PROXY STATEMENT IS AVAILABLE AT www.proxyonline.com/docs/MFS2017.pdf

MFS® VARIABLE INSURANCE TRUST
MFS® Global Equity Series	MFS® Research Series
MFS® Growth Series	MFS® Total Return Bond Series
MFS® Investors Trust Series	MFS® Total Return Series
MFS® Mid Cap Growth Series	MFS® Utilities Series
MFS® New Discovery Series	MFS® Value Series

MFS® VARIABLE INSURANCE TRUST II
MFS® Blended Research Core Equity Portfolio	MFS® High Yield Portfolio
MFS® Core Equity Portfolio	MFS® International Growth Portfolio
MFS® Corporate Bond Portfolio	MFS® International Value Portfolio
MFS® Emerging Markets Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio
MFS® Global Governments Portfolio	MFS® Research International Portfolio
MFS® Global Growth Portfolio	MFS® Strategic Income Portfolio
MFS® Global Research Portfolio	MFS® Technology Portfolio
MFS® Global Tactical Allocation Portfolio	MFS® U.S. Government Money Market Portfolio
MFS® Government Securities Portfolio

MFS® VARIABLE INSURANCE TRUST III
MFS® Blended Research Small Cap Equity Portfolio	MFS® Limited Maturity Portfolio
MFS® Conservative Allocation Portfolio	MFS® Mid Cap Value Portfolio
MFS® Global Real Estate Portfolio	MFS® Moderate Allocation Portfolio
MFS® Growth Allocation Portfolio	MFS® New Discovery Value Portfolio
MFS® Inflation-Adjusted Bond Portfolio

111 Huntington Avenue, Boston, Massachusetts 02199

Notice of a Special Meeting of Shareholders

To be held on March 23, 2017

A Special Meeting of Shareholders of each of the above referenced funds (each, a “Fund” and collectively, the “Funds”) “) will be held at 111 Huntington Avenue, Boston, Massachusetts 02199, at 10:30 a.m. on Thursday, March 23, 2017, for the following purposes:

ITEM 1.	To elect Steven E. Buller, John A. Caroselli, Maureen R. Goldfarb, David H. Gunning, Michael Hegarty, John P. Kavanaugh, Robert J. Manning, Clarence Otis, Jr., Maryanne L. Roepke, Robin A. Stelmach, and Laurie J. Thomsen as Trustees of each of the trusts of which the Funds are series; and

ITEM 2.	To transact such other business as may properly come before the Meeting and any adjournments thereof.

Each Fund will hold its meeting simultaneously with each other Fund. With respect to Item 1, all of the shareholders of Funds that are series of the same Trust will vote together as a single class.

THE TRUSTEES THAT OVERSEE YOUR FUND RECOMMEND

THAT YOU VOTE IN FAVOR OF ITEM 1.

Only a Fund’s shareholders of record on January 6, 2017 will be entitled to vote at that Fund’s Meeting of Shareholders.

By order of the Board of Trustees

CHRISTOPHER R. BOHANE

Assistant Secretary and Assistant Clerk

January 30, 2017

YOUR VOTE IS IMPORTANT. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, THEN WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY OR RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR FUND. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

MFS® VARIABLE INSURANCE TRUST
MFS® Global Equity Series	MFS® Research Series
MFS® Growth Series	MFS® Total Return Bond Series
MFS® Investors Trust Series	MFS® Total Return Series
MFS® Mid Cap Growth Series	MFS® Utilities Series
MFS® New Discovery Series	MFS® Value Series

MFS® VARIABLE INSURANCE TRUST II
MFS® Blended Research Core Equity Portfolio	MFS® High Yield Portfolio
MFS® Core Equity Portfolio	MFS® International Growth Portfolio
MFS® Corporate Bond Portfolio	MFS® International Value Portfolio
MFS® Emerging Markets Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio
MFS® Global Governments Portfolio	MFS® Research International Portfolio
MFS® Global Growth Portfolio	MFS® Strategic Income Portfolio
MFS® Global Research Portfolio	MFS® Technology Portfolio
MFS® Global Tactical Allocation Portfolio	MFS® U.S. Government Money Market Portfolio
MFS® Government Securities Portfolio

MFS® VARIABLE INSURANCE TRUST III
MFS® Blended Research Small Cap Equity Portfolio	MFS® Limited Maturity Portfolio
MFS® Conservative Allocation Portfolio	MFS® Mid Cap Value Portfolio
MFS® Global Real Estate Portfolio	MFS® Moderate Allocation Portfolio
MFS® Growth Allocation Portfolio	MFS® New Discovery Value Portfolio
MFS® Inflation-Adjusted Bond Portfolio

PROXY STATEMENT

JANUARY 30, 2017

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees (the “Board”) of MFS Variable Insurance Trust, MFS Variable Insurance Trust II and MFS Variable Insurance Trust III (each, a “Trust” and collectively, the “Trusts”) to be used at the Meeting of Shareholders (the “Meeting”) of each fund that is a series of one of the Trusts (each, a “Fund” and collectively, the “Funds”) to be held at 10:30 a.m. on March 23, 2017 at 111 Huntington Avenue, Boston, Massachusetts 02199, for the purposes set forth in the accompanying Notice of a Special Meeting of Shareholders (the “Notice”). Information regarding the Board of Trustees can be found in the section of this Proxy Statement entitled “Election of Trustees.”

Shareholders of record at the close of business on January 6, 2017 will be entitled to one vote for each dollar of net asset value held on that date. Each fractional dollar amount will be entitled to a proportionate fractional vote. On that date, all shares of each Series were owned by separate accounts established by certain insurance companies to fund benefits under variable contracts issued by those insurance companies. Each such insurance company will solicit voting instructions with respect to shares held by the separate accounts from owners of and participants and payees under variable contracts (“contract owners”) having a voting interest in the separate accounts. All shares of each Series held by a separate account will be voted. Shares for which no timely voting instructions are received will be voted in the same proportion as shares for which instructions are received.

On January 6, 2017, the following number of shares were outstanding for each Fund:

	Initial Class Shares Outstanding	Service Class Shares Outstanding
MFS Variable Insurance Trust
MFS Global Equity Series	2,401,875.871	373,873.901
MFS Growth Series	30,371,612.807	6,296,733.951
MFS Investors Trust Series	10,460,132.901	9,065,427.114
MFS Mid Cap Growth Series	36,829,715.255	11,569,948.981
MFS New Discovery Series	18,028,683.027	25,313,645.212
MFS Research Series	14,818,994.337	8,563,299.782
MFS Total Return Bond Series	75,247,033.218	113,359,717.453
MFS Total Return Series	58,478,463.837	56,014,067.131
MFS Utilities Series	20,656,011.577	38,014,979.944
MFS Value Series	51,026,175.245	69,728,004.253

MFS Variable Insurance Trust II
MFS Blended Research Core Equity Portfolio	6,557,952.052	3,661,939.363
MFS Core Equity Portfolio	7,172,195.911	1,999,548.579
MFS Corporate Bond Portfolio	5,867,582.338	16,721,064.434
MFS Emerging Markets Equity Portfolio	1,771,538.798	1,959,320.652
MFS Global Governments Portfolio	16,432,785.309	162,174.784
MFS Global Growth Portfolio	2,187,649.434	112,409.627
MFS Global Research Portfolio	3,541,341.708	288,721.466
MFS Global Tactical Allocation Portfolio	3,851,007.569	49,506,133.072
MFS Government Securities Portfolio	31,002,589.289	19,021,375.406
MFS High Yield Portfolio	69,457,215.975	12,071,443.534
MFS International Growth Portfolio	10,433,994.333	2,103,190.151
MFS International Value Portfolio	10,456,854.438	57,575,602.921
MFS Massachusetts Investors Growth Stock Portfolio	32,467,579.671	21,596,957.735
MFS Research International Portfolio	23,503,576.862	6,200,585.062
MFS Strategic Income Portfolio	4,549,145.511	906,264.599
MFS Technology Portfolio	1,158,101.086	10,049,796.572
MFS U.S. Government Money Market Portfolio	179,246,875.170	182,196,540.900

MFS Variable Insurance Trust III
MFS Blended Research Small Cap Equity Portfolio	2,167,499.420	5,750,975.563
MFS Conservative Allocation Portfolio	201,211.483	55,784,139.395
MFS Global Real Estate Portfolio	8,181,402.741	4,723,999.644
MFS Growth Allocation Portfolio	286,213.807	38,165,678.156
MFS Inflation-Adjusted Bond Portfolio	16,900,601.482	17,096,507.920
MFS Limited Maturity Portfolio	46,486,201.532	15,117,032.456
MFS Mid Cap Value Portfolio	32,657,769.317	7,246,377.134
MFS Moderate Allocation Portfolio	445,265.162	140,397,734.132
MFS New Discovery Value Portfolio	4,300,039.916	781,459.426

With respect to Item 1, each Trust will vote separately. This means that for each Trust, the votes of shareholders of all Funds that are series of that Trust will be voted together as a single class.

The mailing address of each Trust and of each Fund is 111 Huntington Avenue, Boston, Massachusetts 02199. The Trustees of the Trusts and employees of Massachusetts Financial Services Company (“MFS”), the Funds’ investment adviser and administrator, may solicit proxies in person or by telephone. The Notice of a Special Meeting of the Shareholders, this Proxy Statement and the proxy card are being made available to shareholders of record as of January 6, 2017, the record date, beginning on or about January 30, 2017. Upon request and without charge, the Trusts will furnish each person to whom this Proxy Statement is delivered with a copy of the Funds’ latest annual and semi-annual reports (if any) to shareholders. You may obtain copies of one or more reports without charge by contacting the insurance or annuity company through which you purchased your variable contract (if you are a contract owner) or by telephoning toll-free (800) 225-2606, or by writing to the Trust at the address appearing above or on the Funds’ website at www.MFS.com or by contacting MFS Service Center, Inc., each Fund’s transfer and shareholder servicing agent, at 111 Huntington Avenue, Boston, Massachusetts 02199. Directions to the meeting in order to vote in person are available by telephoning (800) 225-2606. The expenses of the preparation of proxy statements and related materials, including printing and delivery costs, and vote solicitation are borne by the Funds.

The Trusts have engaged D.F King & Co. Inc., an AST One Company (“D.F. King”), the proxy tabulation agent, to provide shareholder meeting services including the distribution of this Proxy Statement and related materials to shareholders as well as vote solicitation and tracking. A proxy may be revoked prior to its exercise by a signed writing filed with D.F. King, c/o Proxy Tabulator, PO Box 9043, Smithtown, New York, 11787-9831, or by attending the Meeting and voting in person. It is anticipated that the cost of these services will be approximately $1,765,095 and may increase substantially in the event that any vote is contested or increased solicitation efforts are required.

ITEM 1 — ELECTION OF TRUSTEES

The Board, which oversees each Trust, provides broad supervision over the affairs of each Trust and Fund. Those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of your Trust or of MFS are referred to as “Independent Trustees” throughout this Proxy Statement. MFS is responsible for the investment management of each Trust’s assets and for providing a variety of other administrative services to each Trust. The officers of each Trust are responsible for its operations.

During the 2016 calendar year the Board was comprised of twelve trustees, ten of whom are Independent Trustees. As of the date hereof, the Board consists of nine trustees, seven of whom are Independent Trustees. An Independent Trustee serves as Chair of the Board. In addition, each of the seven standing Committees of the Board, to which the Board has delegated certain authority and oversight responsibilities, is comprised exclusively of Independent Trustees. For a description of the oversight functions of each of the Committees, see “Committees” below. In connection with each of the Board’s regular meetings, the Independent Trustees meet separately from MFS with their counsel and with the Trusts’ Independent Senior Officer, who is independent of MFS and advises the Independent Trustees regarding contract review, compliance and business matters. The Board reviews its leadership structure periodically and believes that its structure is appropriate to enable the Board to exercise its oversight of the Trusts.

The Funds have retained MFS as the Funds’ investment adviser and administrator. MFS provides each Fund with investment advisory services, and is responsible for day-to-day administration of the Funds and management of the risks that arise from the Funds’ investments and operations. Certain employees of MFS serve as the Trusts’ officers, including the Trusts’ principal executive officer and principal financial and accounting officer. The Board provides oversight of the services provided by MFS and its affiliates, including the risk management activities of MFS and its affiliates. In addition, each Committee of the Board provides oversight of risk management activities with respect to the particular activities within the

Committee’s purview. In the course of providing oversight, the Board and the Committees receive a wide range of reports on the Trusts’ activities, including each Trusts’ investment portfolio, the compliance of the Trusts with applicable laws, and the Funds’ financial accounting and reporting. The Board and the relevant Committees meet periodically with MFS’ Chief Risk Officer and MFS’ Chief Investment Risk Officer to receive reports on MFS’ and its affiliates’ risk management activities, including their efforts to (i) identify key risks that could adversely affect the MFS Funds or MFS; (ii) implement processes and controls to mitigate such key risks; and (iii) monitor business and market conditions in order to facilitate the processes in (i) and (ii) above. In addition, the Board and the relevant Committees oversee the risk management activities related to the key risks associated with services provided by various non-affiliated service providers through the receipt of reports prepared by MFS, and, in certain circumstances, through the receipt of reports directly from service providers, such as in the case of each MFS Fund’s auditor, custodian, and pricing service providers. The Independent Trustees also meet regularly with the MFS Funds’ Chief Compliance Officer (who is also MFS’ Chief Compliance Officer) to receive reports regarding the compliance of the MFS Funds with the federal securities laws and the MFS Funds’ compliance policies and procedures. In addition, the Board meets periodically with the portfolio managers of the Funds to receive reports regarding the management of the Funds, including their investment risks.

The Board has fixed the number of Trustees of each Trust at eleven. The Nomination and Compensation Committee of each Board makes recommendations concerning the nominees for Trustees and consists solely of Independent Trustees. Each Nomination and Compensation Committee has recommended that the Board nominate for election by shareholders the nominees described in the following pages, and each Board has nominated such individuals. The Board recommends that you vote in favor of the election of the nominees.

The Funds do not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. It is intended that proxies not limited to the contrary will be voted in favor of electing Steven E. Buller, John A. Caroselli, Maureen R. Goldfarb, David H. Gunning, Michael Hegarty, John P. Kavanaugh, Robert J. Manning, Clarence Otis, Jr., Maryanne L. Roepke, Robin A. Stelmach, and Laurie J. Thomsen as Trustees of each Trust.

Each nominee has agreed to serve as a Trustee of each Trust if elected. If, before the Meeting, any nominee refuses or is unable to serve, or if any of the nominees is unavailable at the time of the Meeting, and such refusal or inability to serve or unavailability is not anticipated, the Trustees may vote for other nominees at their discretion, or the Trustees may fix the number of Trustees at fewer than eleven for a Trust. Under the terms of the Boards’ retirement policy, an independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of an Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board). Mr. Gunning will reach the Trusts’ mandatory retirement age in 2017 and is expected to retire effective December 31, 2017. The Board may appoint a Trustee to replace him or choose to decrease the size of the Board at that time. For each Trust, the eleven nominees for election as Trustees who receive the greatest number of shareholder votes will be elected as Trustees of the Trust.

Unless otherwise noted, the following table presents certain information as of January 1, 2017 regarding the nominees, including the current Trustees of each Trust, standing for election, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(1)	Principal Occupations During the Past Five Years	Other Directorships(2)
INTERESTED TRUSTEES
Robert J. Manning(3) (age 53)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Executive Chairman (since January 2017) and Director; Chairman (until January 2017); Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach(3) (age 55)	Trustee	January 2014	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(1)	Principal Occupations During the Past Five Years	Other Directorships(2)
Steven E. Buller (age 65)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
John A. Caroselli (age 63)(4)	Nominee	N/A	JC Global Advisors, LLC, President; and First Capital Corporation, Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A
Michael Hegarty (age 72)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 62)	Trustee and Vice Chair of Trustees	January 2009	Private investor	N/A
Clarence Otis, Jr.(4) (age 61)	Nominee	N/A	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; and Federal Reserve Bank of Atlanta, Director (until 2015).

Name, Age	Position(s) Held with Fund	Trustee/Officer Since(1)	Principal Occupations During the Past Five Years	Other Directorships(2)
Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 59)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

(1)	Date first appointed to serve as Trustee of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee.
(2)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(3)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199.
(4)	Messrs. Caroselli and Otis do not currently serve as Trustee and have been nominated by the Board to stand for election at the Meeting.

Unless otherwise noted, each current Trustee listed above served as a board member of 138 funds within the MFS Family of Funds (the “MFS Funds”) as of date hereof. The address of each Trustee is c/o MFS, 111 Huntington Avenue, Boston, Massachusetts 02199.

The following provides an overview of the considerations that led the Board to conclude that each individual serving as a Trustee of the Trust or each proposed nominee should serve as a Trustee. The current Trustees joined the Board at different points in time since 2004. Generally, no one factor was decisive in the original selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other members of the Board; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Trustee and each nominee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Trusts, were a significant factor in the determination that the individual should serve as a Trustee of the

Trusts. Following is a summary of each current Trustee’s and each nominee’s professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve on the Board:

Steven E. Buller, CPA

Mr. Buller has substantial accounting, investment management, and executive experience at firms within the investment management industry. Mr. Buller was the Chief Financial Officer of BlackRock, Inc. (“BlackRock”), where he oversaw BlackRock’s tax department, internal audit and control functions, and the global corporate and investment company accounting policy. Prior to joining BlackRock, Mr. Buller was an auditor at Ernst & Young LLP for over 30 years, where he served as Global Director of Asset Management and as the audit partner for various investment company complexes. Mr. Buller was chairman of the Financial Accounting Standards Advisory Council until December 31, 2015 and was a member of the Standing Advisory Group of the Public Company Accounting Oversight Board until December 31, 2014. He has also served on the boards of BlackRock Finco UK, a privately-held company, and Person-to-Person, a community service organization.

John A. Caroselli

Mr. Caroselli has substantial senior executive experience in the financial services industry. Mr. Caroselli is the president of JC Global Advisors, LLC, where he provides consulting services with specialization in strategy development and execution, merger integration, market growth plan design and organizational development. He served as Executive Vice President and Chief Development Officer of First Capital Corporation, Executive Vice President and Chief Strategy Officer of KeySpan Corporation, and Executive Vice President of Corporate Development of AXA Financial. Mr. Caroselli also held senior officer positions with Chase Manhattan Corporation, Chemical Bank, and Manufacturers Hanover Trust. Mr. Caroselli currently serves on the boards of several non-profit organizations.

Maureen R. Goldfarb

Ms. Goldfarb has substantial executive and board experience at firms within the investment management industry. She was the Chief Executive Officer and Chairman of the Board of Trustees of the John Hancock Funds and an Executive Vice President of John Hancock Financial Services, Inc. Prior to joining John Hancock, Ms. Goldfarb was a Senior Vice President with Massachusetts Mutual Life Insurance Company. She also held various marketing, distribution, and portfolio management positions with other investment management firms. Ms. Goldfarb is a former member of the Board of Governors of the Investment Company Institute.

David H. Gunning

Mr. Gunning has substantial executive and board experience at publicly-traded and privately-held companies, including past service as the Vice Chairman and a director of Cleveland-Cliffs Inc. (now Cliffs Natural Resources Inc.), a director of Lincoln Electronic Holdings, Inc., and a director of Southwest Gas Corp. He is the former Chairman and Chief Executive Officer of Capitol American Financial Corp. Mr. Gunning is also a former partner and head of the corporate department of Jones Day, a large international law firm.

Michael Hegarty

Mr. Hegarty has substantial senior executive and board experience at firms within the financial services industry, as well as board experience at publicly-traded and privately held companies. He served as the Vice Chairman and Chief Operating Officer of AXA Financial and as the President and Chief Operating Officer of The Equitable Life Assurance Society. Mr. Hegarty also served as Vice Chairman of Chase Manhattan Corporation and Chemical Bank. He is a former director of AllianceBernstein, which serves as the general partner of a publicly-traded investment adviser, and a former trustee of investment companies in the EQ Advisers Trust family of funds.

John P. Kavanaugh

Mr. Kavanaugh has substantial executive, investment management, and board experience at firms within the investment management and mutual fund industry. He was the Chief Investment Officer of The Hanover Insurance Group, Inc., and the President and Chairman of Opus Investment Management, Inc., an investment adviser. Mr. Kavanaugh held research and portfolio management positions with Allmerica Financial and PruCapital, Inc. He is a Chartered Financial Analyst and currently serves on the board of the Independent Directors Council, a unit of the Investment Company Institute which serves the mutual fund independent director community.

Robert J. Manning

Mr. Manning is Executive Chairman of MFS (the Funds’ investment adviser) and in this capacity heads its Board of Directors. He has substantial executive and investment management experience, having worked for MFS for 30 years.

Clarence Otis, Jr.

Mr. Otis has substantial executive, financial, and board experience at publicly-traded and privately-held companies. Mr. Otis was the Chairman and Chief Executive Officer of Darden Restaurants, Inc., the world’s largest full-service restaurant company, and he previously served in other senior positions at Darden Restaurants, including Chief Financial Officer and Executive Vice President. Mr. Otis is a director of VF Corporation and Verizon Communications, Inc. He is a former director of the Federal Reserve Bank of Atlanta. Mr. Otis currently serves on the boards of several non-profit organizations.

Maryanne L. Roepke

Ms. Roepke has substantial executive and compliance experience within the investment management industry. She was a Senior Vice President and the Chief Compliance Officer of American Century Investments, Inc. (“American Century”), where she worked for over 30 years. She currently is a trustee of Rockhurst University. She is a former member of the Investment Company Institute’s Chief Compliance Officer Committee and Risk Management Advisory Committee.

Robin A. Stelmach

Ms. Stelmach is Vice Chair of MFS (the Funds’ investment adviser). Previously she was Executive Vice President and Chief Operating Officer of MFS and oversaw the company’s Global Investment Technology and Global Investment & Client Support departments, as well as the MFS Service Center.

Laurie J. Thomsen

Ms. Thomsen has substantial venture capital financing experience, as well as board experience at publicly-traded and privately-held companies. Ms. Thomsen was a co-founding General Partner of Prism Venture Partners, a venture capital firm investing in healthcare and technology companies, and served as an Executive Partner of New Profit, Inc., a venture philanthropy firm. Prior to that, she was a General Partner at Harbourvest Partners, a venture capital firm. Ms. Thomsen is a director of The Travelers Companies, Inc. and Dycom Industries, Inc.

Information about each Fund, including information about its investment adviser, principal underwriter and administrator, Independent Registered Public Accounting Firm, executive officers, and the interests of certain persons appears under “Fund Information” below.

Required Vote

For each Trust, approval of this matter as to any nominee will require the affirmative vote of shares representing a plurality of the Trust’s voting power entitled to be cast at the Meeting that are present in person or by proxy. Shareholders of all Funds of each Trust will vote together as a single class on this Item 1.

The Board, including the Independent Trustees, unanimously recommends that the shareholders of the Funds vote to elect each of the nominees as Trustees of each Trust.

Committees

Each Trust’s Board meets regularly throughout the year to discuss matters and to take certain actions relating to the Trust. Each Trust’s Board has several standing committees, which are described below.

Name of Committee	No. of Meetings In Last Fiscal Year(1)	Functions	Current Members(2),(4)
AUDIT COMMITTEE	6	Oversees the accounting and auditing procedures of the Fund and, among other duties, considers the selection of the independent accountants for the Fund and the scope of the audit, and considers the effect on the independence of those accountants of any non-audit services such accountants provide to the Fund and any audit or non-audit services such accountants provide to other MFS Funds, MFS and/or certain affiliates. The Committee is also responsible for establishing procedures for the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters and the confidential, anonymous submission of concerns regarding questionable fund accounting matters by officers of the Fund and employees of the Fund’s investment adviser, administrator, principal underwriter, or any other provider of accounting-related services to the Fund. Reviews and evaluates the contractual arrangements of the Fund relating to custody and fund accounting services, and makes recommendations to the full Board of Trustees on these matters.	Buller*(3), Kavanaugh*(3), and Roepke*(3)

Name of Committee	No. of Meetings In Last Fiscal Year(1)	Functions	Current Members(2),(4)
COMPLIANCE COMMITTEE	6	Oversees the development and implementation of the Fund’s regulatory and fiduciary compliance policies, procedures, and practices under the 1940 Act, and other applicable laws, as well as oversight of compliance policies of the Fund’s investment adviser and certain other service providers as they relate to Fund activities. The Fund’s Chief Compliance Officer assists the Committee in carrying out its responsibilities.	Buller*, Kavanaugh* and Roepke*

CONTRACTS REVIEW COMMITTEE	5	Requests, reviews, and considers the information deemed reasonably necessary to evaluate the terms of the investment advisory and principal underwriting agreements and the Plan of Distribution under Rule 12b-1 that each Fund proposes to renew or continue, and to make its recommendations to the full Board of Trustees on these matters.	All Independent Trustees of the Board (Buller, Goldfarb, Gunning, Hegarty, Kavanaugh, Roepke, and Thomsen)

Name of Committee	No. of Meetings In Last Fiscal Year(1)	Functions	Current Members(2),(4)
NOMINATION AND COMPENSATION COMMITTEE	3	Recommends qualified candidates to the Board in the event that a position is vacated or created. The Committee will consider recommendations by shareholders when a vacancy exists. Shareholders wishing to recommend candidates for Trustee for consideration by the Committee may do so by writing to the Fund’s Secretary at the principal executive office of the Fund. Such recommendations must be accompanied by biographical and occupational data on the candidate (including whether the candidate would be an “interested person” of the Fund), a written consent by the candidate to be named as a nominee and to serve as Trustee if elected, record and ownership information for the recommending shareholder with respect to the Fund, and a description of any arrangements or understandings regarding recommendation of the candidate for consideration. The Committee is also responsible for making recommendations to the Board regarding any necessary standards or qualifications for service on the Board. The Committee also reviews and makes recommendations to the Board regarding compensation for the Independent Trustees.	All Independent Trustees of the Board (Buller, Goldfarb, Gunning, Hegarty, Kavanaugh, Roepke, and Thomsen)

Name of Committee	No. of Meetings In Last Fiscal Year(1)	Functions	Current Members(2),(4)
PORTFOLIO TRADING AND MARKETING REVIEW COMMITTEE	6	Oversees the policies, procedures, and practices of the Fund with respect to brokerage transactions involving portfolio securities as those policies, procedures, and practices are carried out by MFS and its affiliates. The Committee also oversees the lending of portfolio securities, the Trust’s borrowing and lending policies, and the administration of the Fund’s proxy voting policies and procedures by MFS. The Committee also oversees the policies, procedures, and practices of the Applicable Fund Service Providers with respect to the selection and oversight of the Fund’s counterparties in derivatives, repurchase and reverse repurchase agreements, and similar investment-related transactions. In addition, the Committee receives reports from MFS regarding the policies, procedures, and practices of MFS and its affiliates in connection with their marketing and distribution of shares of the Fund.	All Independent Trustees of the Board (Buller, Goldfarb, Gunning, Hegarty, Kavanaugh, Roepke, and Thomsen)

Name of Committee	No. of Meetings In Last Fiscal Year(1)	Functions	Current Members(2),(4)
PRICING COMMITTEE	6	Oversees the determination of the value of the portfolio securities and other assets held by the Fund and determines or causes to be determined the fair value of securities and assets for which market quotations are not “readily available” in accordance with the 1940 Act. The Committee delegates primary responsibility for carrying out these functions to MFS and MFS’ internal valuation committee pursuant to pricing policies and procedures approved by the Committee and adopted by the full Board. These policies include methodologies to be followed by MFS in determining the fair values of portfolio securities and other assets held by the Fund for which market quotations are not readily available, and the Committee approves and/or ratifies these fair values. The Committee meets periodically with the members of MFS’ internal valuation committee to review and assess the quality of fair valuation and other pricing determinations made pursuant to the Fund’s pricing policies and procedures, and to review and assess the policies and procedures themselves. The Committee also exercises the responsibilities of the Board under the Amortized Cost Valuation Procedures approved by the Board on behalf of each Fund which holds itself out as a “money market fund” in accordance with Rule 2a-7 under the 1940 Act. The Committee also reviews and evaluates the contractual arrangements of service providers relating to the pricing and valuation of the Fund’s portfolio securities and other assets.	Goldfarb*, Hegarty* and Thomsen*

Name of Committee	No. of Meetings In Last Fiscal Year(1)	Functions	Current Members(2),(4)
SERVICES CONTRACTS COMMITTEE	6	Reviews and evaluates the contractual arrangements of the Fund relating to transfer agency, sub-transfer agency, and administrative services, and makes recommendations to the full Board of Trustees on these matters.	Goldfarb*, Hegarty*, and Thomsen*

(1)	Each Fund has a fiscal year end of December 31st.
(2)

Information about each committee member is set forth above. Although Mr. Gunning is not a member of all Committees of the Board, he is invited to and attends many of the Committees’ meetings in his capacity as Chair of the Trustees.

(3)	Audit Committee Financial Expert.
(4)	Nominee Mr. Otis is expected to serve on the Audit Committee and Pricing Committee, and nominee Mr. Caroselli is expected to serve on the Compliance Committee and Services Contracts Committee. Both Messrs. Otis and Caroselli are also expected to serve on the Contracts Review Committee, Nomination and Compensation Committee, and the Portfolio Trading and Marketing Review Committee.
*	Independent Trustees.

The Trustees generally hold at least 8 regular meetings each calendar year. These regular meetings generally take place over a two-day period. The performance and operations of each of the Trusts is reviewed by the Trustees at each meeting and more in-depth reviews of particular Trusts are conducted by the Trustees throughout the year. The Board of Trustees of each Trust held 8 meetings during the calendar year ended December 31, 2016. Each Trustee attended at least 75% of the Board and applicable committee meetings noted for each Trust.

Nomination and Compensation Committee

The Trustees have adopted a written charter for the Nomination and Compensation Committee, a copy of which is included as Exhibit 1 to this Proxy Statement. The Trusts currently do not maintain a website on which the charter is available.

Each Trust’s Nomination and Compensation Committee consists only of Independent Trustees.

The Nomination and Compensation Committee requires that Trustee candidates have a college degree or equivalent business experience, but has not otherwise established specific, minimum qualifications that must be met by an individual to be considered by the Committee for nomination as a Trustee. The Nomination and Compensation Committee may take into account a wide variety of factors in considering Trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) financial expertise; (v) an assessment of the candidate’s ability, judgment and expertise; (vi) overall diversity of the composition of the Board; and (vii) such other factors as the Committee deems appropriate. While the Committee has not adopted a particular definition of diversity, when considering a nominee’s and the Board’s diversity, the Committee generally considers the manner in which each nominee’s professional experience, expertise in matters that are relevant to the oversight of the Funds (e.g., investment management, distribution, accounting, trading, compliance, legal), general leadership experience, and life experience (including with respect to gender and ethnicity) are complementary and, as a whole, contribute to the ability of the Board to oversee the Funds. The Nomination and Compensation Committee may consider candidates for Trustee recommended by each Trust’s current Trustees, officers or shareholders or by MFS or any other source deemed appropriate by the Nomination and Compensation Committee. The Nomination and Compensation Committee may, but is not required to, retain a third-party search firm at the applicable Trust’s expense to identify potential candidates.

The Nomination and Compensation Committee will review and consider nominees recommended by shareholders to serve as Trustee, provided that the recommending shareholder follows the Procedures for Shareholders to Submit Nominee Candidates, which are set forth as Appendix B to the Trusts’ Nomination and Compensation Committee Charter, attached to this Proxy Statement as Exhibit 1. Among other requirements, these procedures provide that the recommending shareholder must submit any recommendation in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust. Any recommendation must include certain biographical information and other information regarding the candidate and the recommending shareholder, and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected. The Nomination and Compensation Committee takes the diversity of a particular nominee and the overall diversity of the Board into account when considering and evaluating nominees for trustee. The foregoing description is only a summary.

The Nomination and Compensation Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board of a Trust.

Share Ownership

Shares of each Fund are sold exclusively to insurance company separate accounts. As of November 30, 2016, the current and proposed Trustees and officers of each Trust represented in this proxy statement as a group owned less than 1% of the outstanding shares of any class of any Fund. Except as set forth in the table below, as of November 30, 2016, no current or proposed Trustee or officer of any Fund beneficially owned shares of any class of any Fund.

Trustee	Fund	Aggregate Dollar Range of Equity Securities in the Fund*
Laurie J. Thomsen	MFS Growth Series	$50,001 – $100,000
Laurie J. Thomsen	MFS Total Return Series	$50,001 – $100,000
Laurie J. Thomsen	MFS Utilities Series	$50,001 – $100,000

*	Ms. Thomsen is a contract owner of a variable contract issued by an insurance company that holds shares of the applicable Funds.

Under the terms of the Board’s policy, each independent Trustee is required to have invested on an aggregate basis, within two years of membership on the Board, an amount equal to his or her calendar year’s base retainer and meeting attendance fees in shares of the MFS Funds. The table below shows the dollar range of equity securities beneficially owned by each current Trustee and nominee on an aggregate basis, in all MFS Funds overseen, or to be overseen, by the current Trustee and nominee as of

November 30, 2016. The tables below show the dollar range of equity securities beneficially owned by each current Trustee and nominee in each Fund overseen or to be overseen by the Trustee as of November 30, 2016.

The following dollar ranges apply to the table below:

N.	None
A.	$1 – $10,000
B.	$10,001 – $50,000
C.	$50,001 – $100,000
D.	Over $100,000

Name of Trustees	Aggregate Dollar Range of Equity Securities in All MFS Funds Overseen or to be Overseen by the Nominee
Interested Trustee Nominees
Robert J. Manning	D
Robin A. Stelmach	D

Independent Trustee Nominees
Steven E. Buller	D
John A. Caroselli*	N
Maureen R. Goldfarb	D
David H. Gunning	D
Michael Hegarty	D
John P. Kavanaugh	D
Clarence Otis, Jr.*	N
Maryann L. Roepke	D
Laurie J. Thomsen	D

*	Did not serve on the Board as of November 30, 2016 and was not subject to the Board’s policy requiring each Independent Trustee to invest on an aggregate basis, within two years of membership on the Board, an amount equal to his or her calendar year’s base retainer and meeting attendance fees in shares of the MFS Funds.

Shareholder Communications with the Board of Trustees

The Board of Trustees of each Trust has adopted procedures by which shareholders may send communications to the Board. Shareholders may mail written communications to the Board of Trustees, [Name of Trust], c/o Massachusetts Financial Services Company, 111 Huntington Avenue, Boston, Massachusetts 02199, Attention: Frank Tarantino, Independent Senior Officer (“ISO”) of the Fund. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the MFS Trust to which they relate and (iii) identify the class and number of shares held by the shareholder. The ISO is responsible for reviewing all properly submitted shareholder communications. The ISO shall either (i) provide a copy of each properly submitted shareholder communication to the Board at its next regularly scheduled meeting or (ii) if the ISO determines that the communication requires more immediate attention, forward the communication to the Chair of the Trustees promptly after receipt. The ISO may, in good faith, determine that a shareholder communication should not be provided to the Board because it is ministerial in nature (such as a request for Trust literature, share data or financial information). The ISO may in such cases forward the communication to the appropriate party or parties at MFS. These procedures do not apply to (i) any communication from an officer or Trustee of the Trust, (ii) any communication from an employee or agent of the Trust, unless such communication is made solely in such employee’s or agent’s capacity as a shareholder or (iii) any shareholder proposal submitted pursuant to Rule l4a-8 under the Securities Exchange Act of 1934, as amended, or any communication made in connection with such a proposal. Each Trust’s Trustees are not required to attend the Trust’s shareholder meetings or to otherwise make themselves available to shareholders for communications, other than pursuant to the aforementioned procedures.

Each Trust’s Declaration of Trust currently provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is finally adjudicated or, in case of a settlement, it has been determined by Trustees not involved in the matter or independent legal counsel, that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that they engaged in willful misfeasance or acted with bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

Trustee Compensation Table

The table below shows (i) the cash compensation paid to the Trustees by each Fund for December 31, 2016, its most recently completed fiscal year and (ii) the total cash compensation received by each Trustee from the MFS fund complex for calendar year 2016. Interested Trustees receive no compensation from the Funds for their services as Trustees. The table includes information for Messrs. Robert Butler, William Gutow and Robert Uek, each of whom retired effective December 31, 2016 under the Board’s mandatory retirement policy. This table does not include information for Messrs. Caroselli and Otis because they did not serve as a Trustee of the Board during any Fund’s recently completed fiscal year or during the calendar year 2016.

December 31, 2016	Name and Position
	Interested Trustees		Independent Trustees
Aggregate Compensation Paid by Fund	Robert J. Manning	Robin A. Stelmach	Steven E. Buller	Robert E. Butler*	Maureen R. Goldfarb	David H. Gunning	William R. Gutow*	Michael Hegarty	John P. Kavanaugh	Maryanne L. Roepke	Laurie J. Thomsen	Robert W. Uek*
Variable Insurance Trust
MFS Global Equity Series	Not Applicable	Not Applicable	304	307	306	318	304	306	304	305	306	307
MFS Growth Series	Not Applicable	Not Applicable	2,744	2,813	2,781	3,125	2,719	2,781	2,745	2,751	2,788	2,820
MFS Investors Trust Series	Not Applicable	Not Applicable	1,055	1,077	1,067	1,181	1,046	1,067	1,055	1,057	1,069	1,080
MFS Mid Cap Growth Series	Not Applicable	Not Applicable	1,041	1,060	1,051	1,144	1,034	1,051	1,041	1,043	1,053	1,062
MFS New Discovery Series	Not Applicable	Not Applicable	1,753	1,784	1,770	1,927	1,741	1,770	1,753	1,756	1,773	1,788
MFS Research Series	Not Applicable	Not Applicable	1,746	1,776	1,762	1,910	1,736	1,762	1,747	1,749	1,765	1,779
MFS Total Return Bond Series	Not Applicable	Not Applicable	4,625	4,746	4,690	5,295	4,581	4,690	4,625	4,636	4,702	4,759
MFS Total Return Series	Not Applicable	Not Applicable	4,637	4,763	4,705	5,330	4,592	4,705	4,638	4,649	4,717	4,776
MFS Utilities Series	Not Applicable	Not Applicable	3,640	3,716	3,682	4,063	3,612	3,682	3,639	3,647	3,688	3,725
MFS Value Series	Not Applicable	Not Applicable	4,573	4,678	4,630	5,155	4,535	4,630	4,573	4,583	4,640	4,690

December 31, 2016	Name and Position
	Interested Trustees		Independent Trustees
Aggregate Compensation Paid by Fund	Robert J. Manning	Robin A. Stelmach	Steven E. Buller	Robert E. Butler*	Maureen R. Goldfarb	David H. Gunning	William R. Gutow*	Michael Hegarty	John P. Kavanaugh	Maryanne L. Roepke	Laurie J. Thomsen	Robert W. Uek*
Variable Insurance Trust II
MFS Blended Research Core Equity Portfolio	Not Applicable	Not Applicable	1,053	1,075	1,065	1,175	1,044	1,065	1,053	1,055	1,067	1,077
MFS Core Equity Portfolio	Not Applicable	Not Applicable	1,012	1,021	1,017	1,064	1,008	1,017	1,012	1,013	1,018	1,022
MFS Corporate Bond Portfolio	Not Applicable	Not Applicable	1,022	1,035	1,029	1,092	1,017	1,029	1,022	1,023	1,030	1,036
MFS Emerging Markets Equity Portfolio	Not Applicable	Not Applicable	304	306	305	317	303	305	304	304	305	307
MFS Global Governments Portfolio	Not Applicable	Not Applicable	518	527	523	566	515	523	518	519	524	528
MFS Global Growth Portfolio	Not Applicable	Not Applicable	304	307	305	317	303	305	304	304	306	307
MFS Global Research Portfolio	Not Applicable	Not Applicable	506	511	509	533	505	509	506	507	509	512
MFS Global Tactical Allocation Portfolio	Not Applicable	Not Applicable	1,779	1,818	1,800	1,998	1,764	1,800	1,779	1,782	1,804	1,823
MFS Government Securities Portfolio	Not Applicable	Not Applicable	1,754	1,786	1,771	1,930	1,742	1,771	1,754	1,757	1,774	1,789
MFS High Yield Portfolio	Not Applicable	Not Applicable	1,056	1,079	1,069	1,185	1,048	1,069	1,056	1,058	1,071	1,082
MFS International Growth Portfolio	Not Applicable	Not Applicable	515	523	519	557	512	519	515	516	520	523
MFS International Value Portfolio	Not Applicable	Not Applicable	2,740	2,808	2,777	3,117	2,716	2,777	2,740	2,746	2,783	2,816
MFS Massachusetts Investors Growth Stock Portfolio	Not Applicable	Not Applicable	1,782	1,823	1,805	2,009	1,767	1,805	1,783	1,786	1,808	1,828
MFS Research International Portfolio	Not Applicable	Not Applicable	1,043	1,062	1,054	1,150	1,036	1,054	1,043	1,045	1,055	1,065

December 31, 2016	Name and Position
	Interested Trustees		Independent Trustees
Aggregate Compensation Paid by Fund	Robert J. Manning	Robin A. Stelmach	Steven E. Buller	Robert E. Butler*	Maureen R. Goldfarb	David H. Gunning	William R. Gutow*	Michael Hegarty	John P. Kavanaugh	Maryanne L. Roepke	Laurie J. Thomsen	Robert W. Uek*
MFS Strategic Income Portfolio	Not Applicable	Not Applicable	305	308	306	320	304	306	305	305	307	308
MFS Technology Portfolio	Not Applicable	Not Applicable	511	517	514	545	509	514	511	511	515	518
MFS U.S. Government Money Market Portfolio	Not Applicable	Not Applicable	1,041	1,060	1,051	1,144	1,034	1,051	1,041	1,043	1,053	1,062
Variable Insurance Trust III
MFS Blended Research Small Cap Equity Portfolio	Not Applicable	Not Applicable	507	512	509	534	505	509	507	507	510	512
MFS Conservative Allocation Portfolio	Not Applicable	Not Applicable	1,754	1,786	1,771	1,930	1,742	1,771	1,754	1,757	1,774	1,789
MFS Global Real Estate Portfolio	Not Applicable	Not Applicable	1,012	1,021	1,017	1,064	1,008	1,017	1,012	1,013	1,018	1,022
MFS Growth Allocation Portfolio	Not Applicable	Not Applicable	1,050	1,071	1,061	1,168	1,042	1,061	1,050	1,052	1,064	1,074
MFS Inflation-Adjusted Bond Portfolio	Not Applicable	Not Applicable	1,036	1,053	1,045	1,130	1,030	1,045	1,036	1,038	1,047	1,055
MFS Limited Maturity Portfolio	Not Applicable	Not Applicable	1,753	1,785	1,770	1,928	1,742	1,770	1,754	1,756	1,774	1,788
MFS Mid Cap Value Portfolio	Not Applicable	Not Applicable	1,031	1,047	1,039	1,117	1,025	1,039	1,031	1,033	1,041	1,048
MFS Moderate Allocation Portfolio	Not Applicable	Not Applicable	3,669	3,755	3,716	4,142	3,638	3,716	3,670	3,678	3,724	3,764
MFS New Discovery Value Portfolio	Not Applicable	Not Applicable	305	307	306	319	304	306	305	305	306	308
Retirement Benefits Accrued as Part of Fund Expense	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Total Trustee Compensation Paid by Fund Complex[1]	Not Applicable	Not Applicable	$356,238	$367,238	$362,238	$417,238	$352,238	$362,238	$356,238	$357,238	$363,238	$368,488

*	Messrs. Butler, Gutow and Uek retired as Trustees of the Fund on December 31, 2016.
[1]	For the calendar year ended December 31, 2016 for 134 funds that paid Trustee compensation.

FUND INFORMATION

This section provides certain information about each Fund, including information about its investment adviser, principal underwriter and administrator, Independent Registered Public Accounting Firm, executive officers and the identity of persons holding more than 5% of the outstanding shares of any class of any Fund.

Investment Adviser, Principal Underwriter and Administrator

Each Fund engages as its investment adviser and administrator MFS, a Delaware corporation with offices at 111 Huntington Avenue, Boston, Massachusetts 02199. Each Fund engages as its principal underwriter MFS Fund Distributors, Inc. (“MFD”), a Delaware corporation with offices at 111 Huntington Avenue, Boston, Massachusetts 02199. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).

Independent Registered Public Accounting Firm

The Independent Registered Public Accounting Firm for each Fund is Deloitte & Touche LLP (“Deloitte”), and the fiscal year end for each Fund is December 31.

The Independent Registered Public Accounting Firm does not have a direct or material indirect interest in any Fund.

The Funds do not expect representatives of Deloitte to be present at the Meetings, but they will have the opportunity to make a statement if they wish, and they will be available should any matter arise requiring their presence.

To the extent required by applicable regulations, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered by the Independent Registered Public Accounting Firm to each Trust and all permissible non-audit services rendered by the Independent Registered Public Accounting Firm to MFS and any entity controlling, controlled by or under common control with MFS that provides ongoing services to a Trust (including MFS Service Center, Inc.) (each, a “Service Affiliate”) if the services relate directly to the operations and financial reporting of such Trust. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Schedule A attached hereto includes tables that set forth for each Fund, for each Fund’s 2015 and 2014 fiscal years, the fees billed by the Independent Registered Public Accounting Firm for (a) all audit and non-audit services provided directly to the Fund and (b) those non-audit services provided to the Fund’s Service Affiliates that relate directly to the Fund’s operations and financial reporting under the following captions:

(i)	Audit Fees – fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

(ii)	Audit-Related Fees – fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees”, including accounting consultations, agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports, comfort letters and internal control reviews.

(iii)	Tax Fees – fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis reviews.

(iv)	All Other Fees – fees for products and services provided to a Trust by the Independent Registered Public Accounting Firm other than those reported under “Audit Fees”, “Audit- Related Fees” and “Tax Fees.”

Schedule A attached hereto also sets forth the aggregate fees billed by the Independent Registered Public Accounting Firm for each Fund’s 2015 and 2014 fiscal years, for non-audit services rendered to each Fund and to each Fund’s Service Affiliates. During the periods indicated in the tables attached hereto as Schedule A, no services described above under “Audit- Related Fees,” “Tax Fees” or “All Other Fees” were approved pursuant to the de minimis exception set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

The Audit Committee has considered whether the provision by a Fund’s Independent Registered Public Accounting Firm of non-audit services to the Fund’s Service Affiliates that were not pre-approved by the Audit Committee (because such services did not relate directly to the operations and financial reporting of the Fund) was compatible with maintaining the independence of the Independent Registered Public Accounting Firm as the Fund’s principal auditor.

Executive Officers

The following table provides information as of January 1, 2017 about the current executive officers of each Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years’ duration, although the titles may not have been the same throughout. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Name, Age	Position(s) Held With Trust	Officer Since(1)	Principal Occupations During the Past Five Years(2)
OFFICERS
Christopher R. Bohane(3) (Age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark(3) (Age 48)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President

Thomas H. Connors(3) (Age 57)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)

Ethan D. Corey(3) (Age 53)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

David L. DiLorenzo(3) (Age 48)	President	July 2005	Massachusetts Financial Services Company, Senior Vice President

Brian E. Langenfeld(3) (Age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel

Susan A. Pereira(3) (Age 46)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel

Kasey L. Philips(3) (Age 46)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, and Treasurer (until 2012)

Mark N. Polebaum(3) (Age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary

Matthew A. Stowe(3) (Age 42)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Frank L. Tarantino (Age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal

Name, Age	Position(s) Held With Trust	Officer Since(1)	Principal Occupations During the Past Five Years(2)

Richard S. Weitzel(3) (Age 46)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Martin J. Wolin (Age 49)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until July 2015)

James O. Yost(3) (Age 56)	Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President

(1)	Date first appointed to serve as officer of an MFS fund. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.
(2)	Officers do not serve as directors or trustees of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(3)	“Interested person” of the Trust within the meaning of the 1940 Act, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199.

Each Fund’s officers held comparable positions with the 138 funds in the MFS Family of Funds, and with certain affiliates of MFS as of date hereof. The address of each officer is c/o MFS, 111 Huntington Avenue, Boston, Massachusetts 02199

Interests of Certain Persons

Schedule B attached hereto sets forth, as of November 30, 2016, to the best knowledge of each Fund, the shareholders who beneficially owned more than 5% of the outstanding shares of each class of such Fund.

FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Manner of Voting Proxies

All proxies received by management will be voted on all matters presented at the Meeting, and if not limited to the contrary, will be voted FOR the election of Steven E. Buller, John A. Caroselli, Maureen R. Goldfarb, David H. Gunning, Michael Hegarty, John P. Kavanaugh, Robert J. Manning, Clarence Otis, Jr., Maryanne L. Roepke, Robin A. Stelmach, and Laurie J. Thomsen as Trustees of the Trust (if still available for election).

All proxies received, including proxies that reflect (i) abstentions or (ii) the withholding of authority to vote, will be counted as shares that are present on a particular matter for purposes of determining the presence of a quorum for that matter. With respect to the series of MFS Variable Insurance Trust and MFS Variable Insurance Trust II, shares representing a majority of a Fund’s voting power entitled to be cast at the Meeting that are present in person or represented by proxy constitute a quorum. With respect to the series of MFS Variable Insurance Trust III, shares representing a one-third of a Fund’s voting power entitled to be cast at the Meeting that are present in person or represented by proxy constitute a quorum. With respect to the election of Trustees, neither abstentions nor withholding authority to vote have any effect on the outcome of the voting.

Each shareholder of a Fund is entitled to one vote for each dollar of net asset value (number of shares of the Fund owned by such shareholder, times net asset value per share) of the Fund that such shareholder owns at the close of business on January 6, 2017, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote.

Each Fund will reimburse the record holders of its shares for their expenses incurred in providing proxy material to and obtaining voting instructions from contract owners.

Each Fund knows of no other matters to be brought before the Meeting. If, however, because of any unexpected occurrence, any nominee is not available for election or if any other matters properly come before the Meeting, it is each Fund’s intention that proxies not limited to the contrary will be voted in accordance with the judgment of the persons named in the proxy materials.

Instructions for Voting Proxies

The giving of a proxy will not affect a shareholder’s right to vote in person should the shareholder decide to attend the Meeting. To vote by mail, please mark, sign, date and return the enclosed proxy card following the instructions printed on the card. Please refer to your proxy card for instructions on voting by telephone or internet.

Submission of Proposals

Each Fund that is a series of MFS Variable Insurance Trust and MFS Variable Insurance Trust II is part of a Massachusetts business trust and each Fund that is a series of MFS Variable Insurance Trust III is a part of a Delaware trust, and as such is not required to hold annual meetings of shareholders. However, the Trustees may from time to time schedule special meetings. Shareholder proposals for inclusion in a Fund’s proxy statement for any subsequent meeting must be received by the applicable Fund a reasonable period of time prior to any such meeting.

Additional Information

Because all shareholders of Funds that are series of the same Trust will vote together as a single class with respect to the election of Trustees, the Meeting of shareholders of each Fund is called to be held at the same time as the Meeting of shareholders of each of the other Funds. It is anticipated that all Meetings will be held simultaneously.

Each Fund that owns shares of another Fund (the “underlying fund”) will vote shares in the same proportion as those underlying fund shareholders unaffiliated with the Funds.

With regard to a proposal other than the election of Trustees (if any), if any shareholder at the Meeting objects to the holding of simultaneous Meetings and moves for an adjournment of that Meeting to a time promptly after the simultaneous Meetings, the persons named as proxies will vote in favor of such adjournment with respect to such other proposals.

The expense of the preparation of this Proxy Statement and related materials, including printing and delivery costs, the solicitation of proxies, and the tabulation costs, will be borne on a proportional basis by the Funds.

Only one copy of this Proxy Statement may be mailed to you if you hold multiple accounts within a Series. If you need additional copies of this Proxy Statement, please contact D. F. King & Co., Inc., an AST One Company at (888)887-0082 or visit www.proxyonline.com/docs/MFS2017.pdf.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY

January 30, 2017

MFS® VARIABLE INSURANCE TRUST
MFS® Global Equity Series	MFS® Research Series
MFS® Growth Series	MFS® Total Return Bond Series
MFS® Investors Trust Series	MFS® Total Return Series
MFS® Mid Cap Growth Series	MFS® Utilities Series
MFS® New Discovery Series	MFS® Value Series

MFS® VARIABLE INSURANCE TRUST II
MFS® Blended Research Core Equity Portfolio	MFS® High Yield Portfolio
MFS® Core Equity Portfolio	MFS® International Growth Portfolio
MFS® Corporate Bond Portfolio	MFS® International Value Portfolio
MFS® Emerging Markets Equity Portfolio	MFS® Massachusetts Investors Growth Stock Portfolio
MFS® Global Governments Portfolio	MFS® Research International Portfolio
MFS® Global Growth Portfolio	MFS® Strategic Income Portfolio
MFS® Global Research Portfolio	MFS® Technology Portfolio
MFS® Global Tactical Allocation Portfolio	MFS® U.S. Government Money Market Portfolio
MFS® Government Securities Portfolio

MFS® VARIABLE INSURANCE TRUST III
MFS® Blended Research Small Cap Equity Portfolio	MFS® Limited Maturity Portfolio
MFS® Conservative Allocation Portfolio	MFS® Mid Cap Value Portfolio
MFS® Global Real Estate Portfolio	MFS® Moderate Allocation Portfolio
MFS® Growth Allocation Portfolio	MFS® New Discovery Value Portfolio
MFS® Inflation-Adjusted Bond Portfolio

Exhibit 1

MFS Funds Board

Nomination and Compensation Committee Charter (Adopted as of July 20, 2004)

Revised December 14, 2010 (Appendix B)

The Board of Trustees (the “Board”) of each of the Trusts listed in Appendix A hereto, as the same may be periodically updated (each a “Trust” and, collectively, the “Trusts”), has adopted this Charter to govern the activities of the Nomination and Compensation Committee (the “Committee”) of the particular Board on behalf of each series of a Trust and each Trust which is itself a single series (each such series a “Fund” and, collectively, the “Funds”). This Charter applies separately to each Trust and its particular Board and Committee, and shall be interpreted accordingly.

Statement of Purposes and Responsibilities

The Committee is responsible for (i) determining requisite standards or qualifications for nominees to serve as trustees on the Board, (ii) identifying possible candidates to become members of the Board in the event that a trustee position is vacated or created and/or in contemplation of a shareholders’ meeting at which one or more trustees is to be elected, and considering and evaluating such candidates and recommending trustee nominees for the Board’s approval.

In addition, the Committee is responsible for recommending for approval by the Board the structure and levels of compensation and other related benefits to be paid or provided by the Funds to Board members (“Independent Trustees”) who are not “interested persons” of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

Organization and Governance

The Committee shall be comprised of all of the Independent Trustees on the Board, and shall not include any members who are not Independent Trustees.

One or more members of the Committee may be designated by the Board as the Committee’s chair or co-chair, as the case may be. The Committee may delegate any portion of its authority or responsibilities to a sub-committee of one or more members.

The Committee will not have regularly scheduled meetings. Committee meetings shall be held as and when the Committee or the Board determines necessary or appropriate in accordance with the Trust’s By-Laws. The Chair of the Trustees, the chair or vice-chair of the Committee or a majority of the members of the Committee are authorized to call a meeting of the Committee and send notice thereof or direct that such notice be sent.

A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may also take action by written consent of a majority of the Committee members. The Committee may meet by means of a telephone conference circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other.

Committee Duties and Responsibilities

The duties and responsibilities of the Committee include:

Nomination

1.	To determine requisite standards or qualifications for trustees nominees. The Committee currently requires at minimum that trustee candidates have a college degree or equivalent business and related industry experience.

2.	To identify potential candidates to become members of the Board in the event that a trustee position is vacated or created and/or in contemplation of a shareholders’ meeting at which one or more trustees is to be elected. The Committee may consider candidates recommended by one or more of the following sources: (i) the Fund’s current Trustees,(ii) the Fund’s officers, (iii) the Fund’s investment adviser(s), (iv) the Fund’s shareholders (see 4. below) and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the Fund’s expense to identify potential candidates.

3.	To consider and evaluate candidates identified in 2. above and recommend trustee nominees for the Board’s approval. In considering and evaluating candidates, the Committee may take into account a wide variety of factors, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant business and related industry experience, (iii) educational background, (iv) financial expertise, (v) experience with corporate governance matters, (vi) an assessment of the candidate’s ability, judgment and expertise, (vii) overall diversity of the Board’s composition, (viii) the percentage of the Board represented by Independent Trustees and whether a candidate would qualify as an Independent Trustee under the 1940 Act, and (ix) such other factors as the Committee deems appropriate.

4.	To consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix B to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by shareholders to properly submit a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix B will not be considered by the Committee).

Compensation

1.	To recommend for approval by the Board the structure and levels of compensation and any related benefits to be paid or provided by the Funds to the Independent Trustees for their services on the Board and any Committees of the Board.

2.	In formulating the Committee’s recommendations in 1. above, to periodically (and at least annually) review and assess the compensation and any related benefits paid or provided by the Funds to the Independent Trustees based upon facts and circumstances applicable to the Funds, relevant industry practice, the goal of attracting and retaining highly qualified individuals to serve as Independent Trustees and such other factors that the Committee deems appropriate.

General

1.	To make such other recommendations and reports to the Board within the scope of the Committee’s functions.

2.	To discharge any other duties or responsibilities delegated to the Committee by the Board from time to time.

Appendix A to Exhibit 1

Trusts Covered by the Charter

(As of January 1, 2013)

MFS Series Trust I

MFS Series Trust II

MFS Series Trust III

MFS Series Trust IV

MFS Series Trust V

MFS Series Trust VI

MFS Series Trust VII

MFS Series Trust VIII

MFS Series Trust IX

MFS Series Trust X

MFS Series Trust XI

MFS Series Trust XII

MFS Series Trust XIII

MFS Series Trust XIV

MFS Series Trust XV

MFS Series Trust XVI

MFS Municipal Series Trust

MFS Institutional Trust

Massachusetts Investors Growth Stock Fund

Massachusetts Investors Trust

MFS California Municipal Fund

MFS Charter Income Trust

MFS Government Markets Income Trust

MFS High Income Municipal Trust

MFS High Yield Municipal Trust

MFS InterMarket Income Trust I

MFS Intermediate High Income Fund

MFS Intermediate Income Trust

MFS Investment Grade Municipal Trust

MFS Multimarket Income Trust

MFS Municipal Income Trust

MFS Special Value Trust

MFS Variable Insurance Trust

MFS Variable Insurance Trust II

MFS Variable Insurance Trust III

Appendix B to Exhibit 1

Procedures for Shareholders to Submit Nominee Candidates

(As of December 14, 2010)

A shareholder must follow the following procedures in order to properly submit a recommendation for a trustee nominee for the Committee’s consideration:

1.	The shareholder must submit any such recommendation in writing to the applicable Trust(s), to the attention of the Secretary, at the address of the principal executive offices of the Trust(s).

2.	The shareholder recommendation must include, with respect to each applicable Trust:

(i)	a statement in writing setting forth (A) the name, date of birth, business address and residence address of the person recommended by the shareholder (the “candidate”); and (B) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination and, if applicable, similar information regarding whether the candidate would satisfy the standards for independence of a Board member under listing standards of the New York Stock Exchange or other applicable securities exchange.

(ii)	the written and manually signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected;

(iii)	the recommending shareholder’s name as it appears on the Trust’s books and the class or series and number of all shares of the Trust owned beneficially and of record by the recommending shareholder (as evidenced to the Committee’s satisfaction by a recent brokerage or account statement); and

(iv)	a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder.

In addition, the Committee will require that the recommendation conform to any requirements in the applicable Trust’s by-laws, and may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board and information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of Trustees.

Schedule A

Independent Registered Public Accounting Firm Fees

Fees billed by each Fund’s Independent Registered Public Accounting Firm, Deloitte & Touche LLP, in each of the two fiscal years set forth below for services rendered to each Series are shown below.

December 31, 2015	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
MFS Variable Insurance Trust:
MFS Global Equity Series	44,069	2,400	5,143	12
MFS Growth Series	44,860	2,400	5,143	294
MFS Investor Trust Series	44,069	2,400	5,143	119
MFS Mid Cap Growth Series	44,069	2,400	5,143	90
MFS New Discovery Series	44,069	2,400	5,143	169
MFS Research Series	44,960	2,400	5,143	144
MFS Total Return Bond Series	63,126	2,400	5,143	583
MFS Total Return Series	62,179	2,400	5,143	598
MFS Utilities Series	44,169	2,400	5,143	342
MFS Value Series	44,860	2,400	5,143	472
MFS Variable Insurance Trust II:
MFS Blended Research Core Equity Portfolio	42,794	2,400	4,810	93
MFS Core Equity Portfolio	44,818	2,400	4,810	32
MFS Corporate Bond Portfolio	62,599	2,400	4,810	57
MFS Emerging Markets Equity Portfolio	45,103	2,400	4,810	15
MFS Global Governments Portfolio	60,371	2,400	4,810	43
MFS Global Growth Portfolio	55,106	2,400	4,810	12
MFS Global Research Portfolio	43,664	2,400	4,810	25
MFS Global Tactical Allocation Portfolio	60,408	2,400	4,810	10,184
MFS Government Securities Portfolio	51,294	2,400	4,810	160
MFS High Yield Portfolio	66,648	2,400	4,810	128
MFS International Growth Portfolio	45,103	2,400	4,810	40
MFS International Value Portfolio	45,971	2,400	4,810	226
MFS Massachusetts Investors Growth Stock Portfolio	44,718	2,400	4,810	114
MFS Research International Portfolio	42,794	2,400	4,810	69
MFS Strategic Income Portfolio	66,386	2,400	4,810	14
MFS Technology Portfolio	42,894	2,400	4,810	16
MFS U.S. Government Money Market Portfolio	26,407	2,400	4,810	88
MFS Variable Insurance Trust III:
MFS Blended Research Small Cap Equity Portfolio	42,731	2,400	4,806	27
MFS Conservative Allocation Portfolio	29,070	2,400	4,806	165
MFS Global Real Estate Portfolio	43,644	2,400	5,123	50
MFS Growth Allocation Portfolio	29,070	2,400	4,806	112
MFS Inflation-Adjusted Bond Portfolio	33,563	2,400	4,004	89
MFS Limited Maturity Portfolio	53,515	2,400	4,806	175
MFS Mid Cap Value Portfolio	44,042	2,400	4,806	72
MFS Moderate Allocation Portfolio	29,070	2,400	4,806	425
MFS New Discovery Value Portfolio	42,731	2,400	4,806	13

Schedule A-1

December 31, 2014	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
MFS Variable Insurance Trust:
MFS Global Equity Series	43,306	2,400	5,057	1,005
MFS Growth Series	44,083	2,400	5,057	1,119
MFS Investor Trust Series	43,306	2,400	5,057	1,054
MFS Mid Cap Growth Series	43,306	2,400	5,057	1,039
MFS New Discovery Series	43,306	4,900	5,057	1,076
MFS Research Series	44,083	2,400	5,057	1,063
MFS Total Return Bond Series	61,946	2,400	5,057	1,237
MFS Total Return Series	61,113	2,400	5,057	1,234
MFS Utilities Series	43,306	4,900	5,057	1,139
MFS Value Series	44,083	4,900	5,057	1,204
MFS Variable Insurance Trust II:
MFS Blended Research Core Equity Portfolio	42,052	2,400	4,730	1,040
MFS Core Equity Portfolio	43,944	4,900	4,730	1,013
MFS Corporate Bond Portfolio	61,526	2,400	4,730	1,025
MFS Emerging Markets Equity Portfolio	44,322	2,400	4,730	1,007
MFS Global Governments Portfolio	59,237	2,400	4,730	1,019
MFS Global Growth Portfolio	54,158	2,400	4,730	1,005
MFS Global Research Portfolio	42,809	2,400	4,730	1,011
MFS Global Tactical Allocation Portfolio	57,700	22,076	4,730	1,088
MFS Government Securities Portfolio	50,410	2,400	4,730	1,073
MFS High Yield Portfolio	65,409	2,400	4,730	1,049
MFS International Growth Portfolio	44,322	2,400	4,730	1,017
MFS International Value Portfolio	45,077	2,400	4,730	1,087
MFS Massachusetts Investors Growth Stock Portfolio	43,944	4,900	4,730	1,050
MFS Research International Portfolio	42,052	4,900	4,730	1,030
MFS Strategic Income Portfolio	65,151	2,400	4,730	1,005
MFS Technology Portfolio	42,052	2,400	4,730	1,006
MFS U.S. Government Money Market Portfolio	25,939	2,400	4,730	1,040
MFS Variable Insurance Trust III:
MFS Blended Research Small Cap Equity Portfolio	41,990	2,400	4,726	1,012
MFS Conservative Allocation Portfolio	28,557	2,400	4,726	1,076
MFS Global Real Estate Portfolio	42,888	2,400	5,037	1,022
MFS Growth Allocation Portfolio	28,557	2,400	4,726	1,049
MFS Inflation-Adjusted Bond Portfolio	32,877	2,400	3,937	1,040
MFS Limited Maturity Portfolio	52,495	2,400	4,726	1,076
MFS Mid Cap Value Portfolio	43,279	2,400	4,726	1,032
MFS Moderate Allocation Portfolio	28,557	2,400	4,726	1,179
MFS New Discovery Value Portfolio	41,990	2,400	4,726	1,006

Fees billed by each Fund’s Independent Registered Public Accounting Firm, Deloitte & Touche LLP, in each of the two fiscal years set forth below for services provided to each Fund’s Service Affiliates that relate directly to such fund’s operations and financial reporting are shown below. Service Affiliates include each Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds.

Schedule A-2

December 31, 2015	Audit-Related Fees#	Tax Fees#	All Other Fees#
MFS Variable Insurance Trust:
Service Affiliates of MFS Global Equity Series	186,019	0	5,000
Service Affiliates of MFS Growth Series	186,019	0	5,000
Service Affiliates of MFS Investor Trust Series	186,019	0	5,000
Service Affiliates of MFS Mid Cap Growth Series	186,019	0	5,000
Service Affiliates of MFS New Discovery Series	186,019	0	5,000
Service Affiliates of MFS Research Series	186,019	0	5,000
Service Affiliates of MFS Total Return Bond Series	186,019	0	5,000
Service Affiliates of MFS Total Return Series	186,019	0	5,000
Service Affiliates of MFS Utilities Series	186,019	0	5,000
Service Affiliates of MFS Value Series	186,019	0	5,000
MFS Variable Insurance Trust II:
Service Affiliates of MFS Blended Research Core Equity Portfolio	186,019	0	5,000
Service Affiliates of MFS Core Equity Portfolio	186,019	0	5,000
Service Affiliates of MFS Corporate Bond Portfolio	186,019	0	5,000
Service Affiliates of MFS Emerging Markets Equity Portfolio	186,019	0	5,000
Service Affiliates of MFS Global Governments Portfolio	186,019	0	5,000
Service Affiliates of MFS Global Growth Portfolio	186,019	0	5,000
Service Affiliates of MFS Global Research Portfolio	186,019	0	5,000
Service Affiliates of MFS Global Tactical Allocation Portfolio	186,019	0	5,000
Service Affiliates of MFS Government Securities Portfolio	186,019	0	5,000
Service Affiliates of MFS High Yield Portfolio	186,019	0	5,000
Service Affiliates of MFS International Growth Portfolio	186,019	0	5,000
Service Affiliates of MFS International Value Portfolio	186,019	0	5,000
Service Affiliates of MFS Massachusetts Investors Growth Stock Portfolio	186,019	0	5,000
Service Affiliates of MFS Research International Portfolio	186,019	0	5,000
Service Affiliates of MFS Strategic Income Portfolio	186,019	0	5,000
Service Affiliates of MFS Technology Portfolio	186,019	0	5,000
Service Affiliates of MFS U.S. Government Money Market Portfolio	186,019	0	5,000
MFS Variable Insurance Trust III:
Service Affiliates of MFS Blended Research Small Cap Equity Portfolio	186,019	0	5,000
Service Affiliates of MFS Conservative Allocation Portfolio	186,019	0	5,000
Service Affiliates of MFS Global Real Estate Portfolio	186,019	0	5,000
Service Affiliates of MFS Growth Allocation Portfolio	186,019	0	5,000
Service Affiliates of MFS Inflation-Adjusted Bond Portfolio	186,019	0	5,000
Service Affiliates of MFS Limited Maturity Portfolio	186,019	0	5,000
Service Affiliates of MFS Mid Cap Value Portfolio	186,019	0	5,000
Service Affiliates of MFS Moderate Allocation Portfolio	186,019	0	5,000
Service Affiliates of MFS New Discovery Value Portfolio	186,019	0	5,000

Schedule A-3

December 31, 2014	Audit-Related Fees#	Tax Fees#	All Other Fees#
MFS Variable Insurance Trust:
Service Affiliates of MFS Global Equity Series	1,686,271	0	0
Service Affiliates of MFS Growth Series	1,686,271	0	0
Service Affiliates of MFS Investor Trust Series	1,686,271	0	0
Service Affiliates of MFS Mid Cap Growth Series	1,686,271	0	0
Service Affiliates of MFS New Discovery Series	1,686,271	0	0
Service Affiliates of MFS Research Series	1,686,271	0	0
Service Affiliates of MFS Total Return Bond Series	1,686,271	0	0
Service Affiliates of MFS Total Return Series	1,686,271	0	0
Service Affiliates of MFS Utilities Series	1,686,271	0	0
Service Affiliates of MFS Value Series	1,686,271	0	0
MFS Variable Insurance Trust II:
Service Affiliates of MFS Blended Research Core Equity Portfolio	1,686,271	0	0
Service Affiliates of MFS Core Equity Portfolio	1,686,271	0	0
Service Affiliates of MFS Corporate Bond Portfolio	1,686,271	0	0
Service Affiliates of MFS Emerging Markets Equity Portfolio	1,686,271	0	0
Service Affiliates of MFS Global Governments Portfolio	1,686,271	0	0
Service Affiliates of MFS Global Growth Portfolio	1,686,271	0	0
Service Affiliates of MFS Global Research Portfolio	1,686,271	0	0
Service Affiliates of MFS Global Tactical Allocation Portfolio	1,686,271	0	0
Service Affiliates of MFS Government Securities Portfolio	1,686,271	0	0
Service Affiliates of MFS High Yield Portfolio	1,686,271	0	0
Service Affiliates of MFS International Growth Portfolio	1,686,271	0	0
Service Affiliates of MFS International Value Portfolio	1,686,271	0	0
Service Affiliates of MFS Massachusetts Investors Growth Stock Portfolio	1,686,271	0	0
Service Affiliates of MFS Research International Portfolio	1,686,271	0	0
Service Affiliates of MFS Strategic Income Portfolio	1,686,271	0	0
Service Affiliates of MFS Technology Portfolio	1,686,271	0	0
Service Affiliates of MFS U.S. Government Money Market Portfolio	1,686,271	0	0
MFS Variable Insurance Trust III:
Service Affiliates of MFS Blended Research Small Cap Equity Portfolio	1,686,271	0	0
Service Affiliates of MFS Conservative Allocation Portfolio	1,686,271	0	0
Service Affiliates of MFS Global Real Estate Portfolio	1,686,271	0	0
Service Affiliates of MFS Growth Allocation Portfolio	1,686,271	0	0
Service Affiliates of MFS Inflation-Adjusted Bond Portfolio	1,686,271	0	0
Service Affiliates of MFS Limited Maturity Portfolio	1,686,271	0	0
Service Affiliates of MFS Mid Cap Value Portfolio	1,686,271	0	0
Service Affiliates of MFS Moderate Allocation Portfolio	1,686,271	0	0
Service Affiliates of MFS New Discovery Value Portfolio	1,686,271	0	0

#	This amount reflects the fees billed to Service Affiliates of each Series for non-audit services relating directly to the operations and financial reporting of the Series (portions of which services also related to the operations and financial reporting of all funds within the MFS funds complex)

Schedule A-4

Aggregate fees billed by each Fund’s Independent Registered Public Accounting Firm, Deloitte & Touche LLP, for each Fund’s two fiscal years set forth below for non-audit services rendered to each Fund and to each Fund’s Service Affiliates are shown below. Service Affiliates include MFS and various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund.

Service Affiliates and Series	2015	2014
MFS Variable Insurance Trust:
MFS Global Equity Series and its Service Affiliates	198,574	1,698,071
MFS Growth Series and its Service Affiliates	198,856	1,698,185
MFS Investor Trust Series and its Service Affiliates	198,681	1,698,120
MFS Mid Cap Growth Series and its Service Affiliates	198,652	1,698,105
MFS New Discovery Series and its Service Affiliates	198,731	1,700,642
MFS Research Series and its Service Affiliates	198,706	1,698,129
MFS Total Return Bond Series and its Service Affiliates	199,145	1,698,303
MFS Total Return Series and its Service Affiliates	199,160	1,698,300
MFS Utilities Series and its Service Affiliates	198,904	1,700,705
MFS Value Series and its Service Affiliates	199,034	1,700,770
MFS Variable Insurance Trust II:
MFS Blended Research Core Equity Portfolio and its Service Affiliates	198,322	1,697,779
MFS Core Equity Portfolio and its Service Affiliates	198,261	1,700,252
MFS Corporate Bond Portfolio and its Service Affiliates	198,286	1,697,764
MFS Emerging Markets Equity Portfolio and its Service Affiliates	198,244	1,697,746
MFS Global Governments Portfolio and its Service Affiliates	198,272	1,697,758
MFS Global Growth Portfolio and its Service Affiliates	198,241	1,697,744
MFS Global Research Portfolio and its Service Affiliates	198,254	1,697,750
MFS Global Tactical Allocation Portfolio and its Service Affiliates	208,413	1,717,503
MFS Government Securities Portfolio and its Service Affiliates	198,389	1,697,812
MFS High Yield Portfolio and its Service Affiliates	198,357	1,697,788
MFS International Growth Portfolio and its Service Affiliates	198,269	1,697,756
MFS International Value Portfolio and its Service Affiliates	198,455	1,697,826
MFS Massachusetts Investors Growth Stock Portfolio and its Service Affiliates	198,343	1,700,289
MFS Research International Portfolio and its Service Affiliates	198,298	1,700,269
MFS Strategic Income Portfolio and its Service Affiliates	198,243	1,697,744
MFS Technology Portfolio and its Service Affiliates	198,245	1,697,745
MFS U.S. Government Money Market Portfolio and its Service Affiliates	198,317	1,697,779
MFS Variable Insurance Trust III:
MFS Blended Research Small Cap Equity Portfolio and its Service Affiliates	198,252	1,697,747
MFS Conservative Allocation Portfolio and its Service Affiliates	198,390	1,697,811
MFS Global Real Estate Portfolio and its Service Affiliates	198,592	1,698,068
MFS Growth Allocation Portfolio and its Service Affiliates	198,337	1,697,784
MFS Inflation-Adjusted Bond Portfolio and its Service Affiliates	197,512	1,696,986
MFS Limited Maturity Portfolio and its Service Affiliates	198,400	1,697,811
MFS Mid Cap Value Portfolio and its Service Affiliates	198,297	1,697,767
MFS Moderate Allocation Portfolio and its Service Affiliates	198,650	1,697,914
MFS New Discovery Value Portfolio and its Service Affiliates	198,238	1,697,741

Schedule A-5

Schedule B

Interests of Certain Persons

As of November 30, 2016, to the best knowledge of each Fund, the following shareholders beneficially owned more than 5% of the outstanding shares of any class of such Fund.

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MFS BLENDED RESEARCH CORE EQUITY PORTFOLIO
DELAWARE LIFE INSURANCE COMPANY	IC	5,974,217.4100	95.47
1601 TRAPELO ROAD SUITE 30	SC	1,720,150.9670	47.97
WALTHAM MA 02451-7360

GUARDIAN INSURANCE & ANNUITY CO INC	SC	902,571.5400	26.07
6255 STERNER’S WAY
BETHLEHEM PA 18017-9464

NATIONWIDE LIFE INSURANCE COMPANY	SC	435,674.2150	21.85
P.O. BOX 182029
COLUMBUS OH 43218-2029

MFS BLENDED RESEARCH SMALL CAP PORTFOLIO
DELAWARE LIFE INSURANCE COMPANY	IC	1,614,287.1340	99.02
1601 TRAPELO ROAD SUITE 30	SC	5,860,299.8680	93.58
WALTHAM MA 02451-7360

DELAWARE LIFE INSURANCE CO OF NY	SC	399,247.8000	6.38
1601 TRAPELO ROAD SUITE 30
WALTHAM MA 02451-7360

MFS CONSERVATIVE ALLOCATION PORTFOLIO
DELAWARE LIFE INSURANCE COMPANY	IC	175,106.6790	100.00
1601 TRAPELO ROAD SUITE 30	SC	53,486,908.0070	94.05
WALTHAM MA 02451-7360

DELAWARE LIFE INSURANCE CO OF NY	SC	3,373,651.5470	5.93
1601 TRAPELO ROAD SUITE 30
WALTHAM MA 02451-7360

MFS CORE EQUITY PORTFOLIO
DELAWARE LIFE INSURANCE COMPANY	IC	4,539,644.5750	62.45
1601 TRAPELO ROAD SUITE 30	SC	1,818,018.9880	88.77
WALTHAM MA 02451-7360

HARTFORD LIFE & ANNUITY INSURANCE	IC	861,826.4560	11.86
PO BOX 2999
HARTFORD CT 06104-2999

LINCOLN LIFE ACCOUNT	SC	105,907.5010	5.12
1300 S CLINTON ST
FORT WAYNE IN 46802-3506

Schedule B-1

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MFS CORPORATE BOND PORTFOLIO
DELAWARE LIFE INSURANCE COMPANY	IC	5,226,126.2300	97.74
1601 TRAPELO ROAD SUITE 30	SC	13,160,911.5540	79.52
WALTHAM MA 02451-7360

NATIONWIDE LIFE INS CO (NWPP)	SC	1,953,176.8610	11.70
PO BOX 182029
COLUMBUS OH 43218-2029

DELAWARE LIFE INSURANCE CO OF NY	SC	1,156,838.1510	6.93
1601 TRAPELO ROAD SUITE 30
WALTHAM MA 02451-7360

MFS EMERGING MARKETS EQUITY PORTFOLIO
DELAWARE LIFE INSURANCE COMPANY	IC	1,351,974.2460	80.33
1601 TRAPELO ROAD SUITE 30	SC	1,495,950.3200	86.48
WALTHAM MA 02451-7360

MFS GROWTH ALLOCATION PORTFOLIO	IC	330,107.0480	18.28
1200 CROWN COLONY DR
QUINCY MA 02169-0938

DELAWARE LIFE INSURANCE CO OF NY	SC	140,969.6120	7.36
1601 TRAPELO ROAD SUITE 30
WALTHAM MA 02451-7360

MFS GLOBAL EQUITY SERIES
HARTFORD LIFE & ANNUITY INSURANCE	IC	988,363.1280	39.56
PO BOX 2999
HARTFORD CT 06104-2999

PARAGON LIFE INSUR	IC	508,769.7210	20.36
13045 TESSON FERRY RD # A2-10
SAINT LOUIS MO 63128-3407

CONNECTICUT GENERAL LIFE INS. CO.	IC	357,701.2290	14.32
FBO SA FE
4 CHASE METROTECH CENTER, 6TH FLR
BROOKLYN NY 11245-0003

HARTFORD LIFE INSURANCE COMPANY	IC	263,845.4690	10.56
ATTN UIT OPERATIONS
PO BOX 2999
HARTFORD CT 06104-2999

TIAA-CREF LIFE INSURANCE COMPANY	IC	183,249.1160	9.82
8500 ANDREW CARNEGIE BLVD
CHARLOTTE NC 28262-8500

PRINCIPAL LIFE INSURANCE CO	SC	197,160.9950	61.91
711 HIGH ST
DES MOINES IA 50392-0001

Schedule B-2

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MFS GLOBAL EQUITY SERIES – continued
EQUITABLE LIFE ASSURANCE SOCIETY OF THE US	SC	132,836.3310	34.97
1290 AVENUE OF THE AMERICAS
NEW YORK NY 10104-0101

MFS GLOBAL GOVERNMENTS PORTFOLIO
MFS MODERATE ALLOCATION PORTFOLIO	IC	8,288,897.6610	50.84
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

MFS CONSERVATIVE ALLOCATION PORTFOLIO	IC	4,832,053.7650	29.64
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

MFS GROWTH ALLOCATION PORTFOLIO	IC	1,622,568.7540	9.95
1200 CROWN COLONY DR
QUINCY MA 02169-0938

DELAWARE LIFE INSURANCE COMPANY	IC	1,442,256.9040	8.94
1601 TRAPELO ROAD SUITE 30	SC	150,557.0020	99.76
WALTHAM MA 02451-7360

DELAWARE LIFE INSURANCE COMPANY
1601 TRAPELO ROAD SUITE 30
WALTHAM MA 02451-7360

MFS GLOBAL GROWTH PORTFOLIO
DELAWARE LIFE INSURANCE COMPANY	IC	2,102,404.7760	95.90
1601 TRAPELO ROAD SUITE 30	SC	109,273.3130	98.72
WALTHAM MA 02451-7360

MFS GLOBAL REAL ESTATE PORTFOLIO
MFS MODERATE ALLOCATION PORTFOLIO	IC	3,641,356.5580	44.37
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

DELAWARE LIFE INSURANCE COMPANY	IC	987,681.1780	26.01
1601 TRAPELO ROAD SUITE 30
WALTHAM MA 02451-7360

MFS GROWTH ALLOCATION PORTFOLIO	IC	1,512,288.0660	18.43
1200 CROWN COLONY DR
QUINCY MA 02169-0938

MFS CONSERVATIVE ALLOCATION PORTFOLIO	IC	896,141.4010	10.92
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

DELAWARE LIFE INSURANCE COMPANY	SC	4,206,607.3950	93.08
1601 TRAPELO ROAD SUITE 30
WALTHAM MA 02451-7360

DELAWARE LIFE INSURANCE CO OF NY	SC	309,652.9510	6.85
1601 TRAPELO ROAD SUITE 30
WALTHAM MA 02451-7360

Schedule B-3

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MFS GLOBAL RESEARCH PORTFOLIO
DELAWARE LIFE INSURANCE COMPANY	IC	3,412,588.3260	95.14
1601 TRAPELO ROAD SUITE 30
WALTHAM MA 02451-7360

DELAWARE LIFE INSURANCE COMPANY	SC	262,537.6790	99.33
1601 TRAPELO ROAD SUITE 30
WALTHAM MA 02451-7360

MFS GLOBAL TACTICAL ALLOCATION PORTFOLIO
DELAWARE LIFE INSURANCE COMPANY	IC	3,449,814.7880	88.58
1601 TRAPELO ROAD SUITE 30	SC	46,524,992.3900	93.56
WALTHAM MA 02451-7360

NEW YORK LIFE INSURANCE AND ANNUITY	IC	338,577.4440	8.69
CORPORATION (NYLIAC)
169 LACKAWANNA AVE
PARSIPPANY NJ 07054-1007

DELAWARE LIFE INSURANCE CO OF NY	SC	2,931,064.9420	5.89
1601 TRAPELO ROAD SUITE 30
WALTHAM MA 02451-7360

MFS GOVERNMENT SECURITIES PORTFOLIO
MFS MODERATE ALLOCATION PORTFOLIO	IC	13,636,122.8340	43.78
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

DELAWARE LIFE INSURANCE COMPANY	IC	9,682,878.6010	38.78
1601 TRAPELO ROAD SUITE 30
WALTHAM MA 02451-7360

MFS CONSERVATIVE ALLOCATION PORTFOLIO	IC	4,949,693.4520	15.89
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

DELAWARE LIFE INSURANCE COMPANY	SC	17,097,319.1760	92.72
1601 TRAPELO ROAD SUITE 30
WALTHAM MA 02451-7360

DELAWARE LIFE INSURANCE CO OF NY	SC	1,271,974.1120	6.76
1601 TRAPELO ROAD SUITE 30
WALTHAM MA 02451-7360

MFS GROWTH ALLOCATION PORTFOLIO
DELAWARE LIFE INSURANCE COMPANY	IC	172,035.6620	79.48
1601 TRAPELO ROAD SUITE 30	SC	36,010,676.4550	92.63
WALTHAM MA 02451-7360

DELAWARE LIFE INSURANCE CO OF NY	IC	58,628.1010	20.52
1601 TRAPELO ROAD SUITE 30	SC	2,863,765.6850	7.37
WALTHAM MA 02451-7360

Schedule B-4

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MFS GROWTH SERIES
LINCOLN LIFE	IC	5,579,381.4840	18.10
1300 S CLINTON ST
FORT WAYNE IN 46802-3506

DELAWARE LIFE INSURANCE COMPANY	IC	3,224,490.7090	13.12
1601 TRAPELO ROAD SUITE 30	SC	568,098.8590	14.05
WALTHAM MA 02451-7360

MFS MODERATE ALLOCATION PORTFOLIO	IC	4,038,116.5000	13.10
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

HARTFORD LIFE & ANNUITY INSURANCE	IC	2,980,488.6620	9.75
ATTN UIT OPERATIONS	SC	366,485.6800	5.83
PO BOX 2999
HARTFORD CT 06104-2999

PRUCO LIFE INSURANCE COMPANY	IC	1,372,939.6570	8.73
ATTN SEP ACCTS TRADE CONFIRMS
213 WASHINGTON ST FL 7
NEWARK NJ 07102-2917

TRANSAMERICA ADVISORS LIFE INS CO	IC	1,624,468.9790	6.56
4333 EDGEWOOD RD NE MS 4410
CEDAR RAPIDS IA 52499-0001

LINCOLN LIFE ACCOUNT	SC	2,110,831.5750	33.59
1300 S CLINTON ST
FORT WAYNE IN 46802-3506

PROTECTIVE VARIABLE ANNUITY	SC	1,257,569.2690	20.01
2801 HIGHWAY 280 S
BIRMINGHAM AL 35223-2479

NATIONWIDE LIFE INS CO (NWPP)	SC	729,424.8210	11.61
PO BOX 182029
COLUMBUS OH 43218-2029

PRINCIPAL LIFE INSURANCE CO	SC	292,578.1800	7.95
711 HIGH ST
DES MOINES IA 50392-0001

MFS HIGH YIELD PORTFOLIO
DELAWARE LIFE INSURANCE COMPANY	IC	15,346,788.6000	30.22
1601 TRAPELO ROAD SUITE 30
WALTHAM MA 02451-7360

HARTFORD LIFE & ANNUITY INSURANCE	IC	15,782,626.6060	22.04
ATTN UIT OPERATIONS
PO BOX 2999
HARTFORD CT 06104-2999

Schedule B-5

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MFS HIGH YIELD PORTFOLIO – continued
MFS MODERATE ALLOCATION PORTFOLIO	IC	15,285,886.2170	21.32
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

HARTFORD LIFE INSURANCE COMPANY	IC	5,285,467.9390	10.24
ATTN UIT OPERATIONS
PO BOX 2999
HARTFORD CT 06104-2999

MFS CONSERVATIVE ALLOCATION PORTFOLIO	IC	5,502,207.7320	7.68
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

MFS GROWTH ALLOCATION PORTFOLIO	IC	3,722,267.6240	5.19
1200 CROWN COLONY DR
QUINCY MA 02169-0938

DELAWARE LIFE INSURANCE COMPANY	SC	9,417,692.1380	89.74
1601 TRAPELO ROAD SUITE 30
WALTHAM MA 02451-7360

DELAWARE LIFE INSURANCE CO OF NY	SC	637,614.7360	5.69
1601 TRAPELO ROAD SUITE 30
WALTHAM MA 02451-7360

MFS INFLATION ADJUSTED BOND PORTFOLIO
MFS MODERATE ALLOCATION PORTFOLIO	IC	8,458,553.3180	50.25
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

MFS CONSERVATIVE ALLOCATION PORTFOLIO	IC	6,162,957.7860	36.61
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

MFS GROWTH ALLOCATION PORTFOLIO	IC	2,068,017.1690	12.29
1200 CROWN COLONY DR
QUINCY MA 02169-0938

DELAWARE LIFE INSURANCE COMPANY	SC	15,166,419.4100	93.03
1601 TRAPELO ROAD SUITE 30
WALTHAM MA 02451-7360

DELAWARE LIFE INSURANCE CO OF NY	SC	1,134,169.4680	6.96
1601 TRAPELO ROAD SUITE 30
WALTHAM MA 02451-7360

MFS INTERNATIONAL GROWTH PORTFOLIO
MFS MODERATE ALLOCATION PORTFOLIO	IC	4,193,437.8130	40.24
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

Schedule B-6

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MFS INTERNATIONAL GROWTH PORTFOLIO – continued
DELAWARE LIFE INSURANCE COMPANY	IC	2,978,281.7750	32.58
1601 TRAPELO ROAD SUITE 30
WALTHAM MA 02451-7360

MFS GROWTH ALLOCATION PORTFOLIO	IC	1,735,065.5720	16.65
1200 CROWN COLONY DR
QUINCY MA 02169-0938

MFS CONSERVATIVE ALLOCATION PORTFOLIO	IC	1,026,444.1210	9.85
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

DELAWARE LIFE INSURANCE COMPANY	SC	1,380,208.1440	76.20
1601 TRAPELO ROAD SUITE 30
WALTHAM MA 02451-7360

NATIONWIDE INSURANCE CO NWPP	SC	389,091.8860	18.76
PO BOX 182029
COLUMBUS OH 43218-2029

DELAWARE LIFE INSURANCE CO OF NY	SC	102,844.4440	5.04
1601 TRAPELO ROAD SUITE 30
WALTHAM MA 02451-7360

MFS INTERNATIONAL VALUE PORTFOLIO
MFS MODERATE ALLOCATION PORTFOLIO	IC	2,255,911.5590	22.08
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

DELAWARE LIFE INSURANCE COMPANY	IC	1,945,595.6600	21.44
1601 TRAPELO ROAD SUITE 30
WALTHAM MA 02451-7360

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (NYLIAC)	IC	1,585,943.0920	15.52
169 LACKAWANNA AVE
PARSIPPANY NJ 07054-1007

MFS GROWTH ALLOCATION PORTFOLIO	IC	931,979.6540	9.12
1200 CROWN COLONY DR
QUINCY MA 02169-0938

LINCOLN LIFE	IC	901,757.5720	8.83
1300 S CLINTON ST
FORT WAYNE IN 46802-3506

MUFG UNION BANK TR NOMINEE	IC	683,831.6560	6.69
FBO GLOBAL ATLANTIC TR
PO BOX 85484
SAN DIEGO CA 92186-5484

Schedule B-7

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MFS INTERNATIONAL VALUE PORTFOLIO – continued
MFS CONSERVATIVE ALLOCATION PORTFOLIO	IC	552,146.4270	5.40
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

AXA EQUITABLE LIFE INSURANCE CO	SC	12,988,917.9390	42.75
1290 AVENUE OF THE AMERICAS
NEW YORK NY 10104-1472

NATIONWIDE LIFE INS CO (NWVAII)	SC	10,017,504.0410	38.25
PO BOX 182029
COLUMBUS OH 43218-2029

DELAWARE LIFE INSURANCE COMPANY	SC	4,650,970.5110	8.26
1601 TRAPELO ROAD SUITE 30
WALTHAM MA 02451-7360

MFS INVESTORS TRUST SERIES
HARTFORD LIFE & ANNUITY INSURANCE	IC	5,032,423.2720	47.78
PO BOX 2999
HARTFORD CT 06104-2999

HARTFORD LIFE INSURANCE COMPANY	IC	1,969,710.2130	18.37
PO BOX 2999
HARTFORD CT 06104-2999

GUARDIAN INSURANCE & ANNUITY CO INC	IC	443,254.6160	8.36
INDIV MARKETS PRODUCT FINANCE
6255 STERNER’S WAY
BETHLEHEM PA 18017-9464

PROTECTIVE PREMIER VAR UNIV LIFE	IC	375,868.1550	6.15
2801 HIGHWAY 280 S
BIRMINGHAM AL 35202-2606	SC	2,639,716.4610	29.46

NEW YORK LIFE INSURANCE AND ANNUITY	SC	4,563,121.0370	50.93
ATTN ASHESH UPADHYAY
169 LACKAWANNA AVE
PARSIPPANY NJ 07054-1007

AXA EQUITABLE LIFE INSURANCE CO	SC	533,087.1870	11.70
1290 AVENUE OF THE AMERICAS
NEW YORK NY 10104-1472

MFS LIMITED MATURITY PORTFOLIO
DELAWARE LIFE INSURANCE COMPANY	IC	26,998,793.3190	62.66
1601 TRAPELO ROAD SUITE 30	SC	13,999,248.9990	92.17
WALTHAM MA 02451-7360

MFS CONSERVATIVE ALLOCATION PORTFOLIO	IC	7,366,272.5850	15.83
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

Schedule B-8

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MFS LIMITED MATURITY PORTFOLIO – continued
MFS MODERATE ALLOCATION PORTFOLIO	IC	6,840,511.0900	14.70
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

DELAWARE LIFE INSURANCE CO OF NY	IC	2,066,716.5680	5.03
1601 TRAPELO ROAD SUITE 30	SC	1,188,743.0710	7.83
WALTHAM MA 02451-7360

MFS MASSACHUSETTS INVESTORS GROWTH STOCK PORTFOLIO
DELAWARE LIFE INSURANCE COMPANY	IC	25,988,725.5320	84.75
1601 TRAPELO ROAD SUITE 30	SC	2,352,397.8670	13.23
WALTHAM MA 02451-7360

HARTFORD LIFE & ANNUITY INSURANCE	IC	2,063,115.7470	6.26
ATTN UIT OPERATIONS
PO BOX 2999
HARTFORD CT 06104-2999

IDS LIFE INSURANCE COMPANY	SC	6,012,478.5050	27.56
10468 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS MN 55474-0001

PACIFIC LIFE INSURANCE COMPANY	SC	4,516,149.5160	20.70
700 NEWPORT CENTER DR
NEWPORT BEACH CA 92660-6307

PROTECTIVE VARIABLE ANNUITY	SC	3,083,744.8240	14.14
2801 HIGHWAY 280 S
BIRMINGHAM AL 35223-2479

AXA EQUITABLE LIFE INSURANCE CO	SC	881,063.7650	8.45
1290 AVENUE OF THE AMERICAS
NEW YORK NY 10104-1472

OHIO NATIONAL LIFE INSURANCE CO	SC	1,410,514.1330	6.47
1 FINANCIAL WAY
CINCINNATI OH 45242-5851

MFS MID CAP GROWTH SERIES
MFS MODERATE ALLOCATION PORTFOLIO	IC	15,487,705.4840	41.23
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

DELAWARE LIFE INSURANCE COMPANY	IC	2,755,960.1730	16.84
1601 TRAPELO ROAD SUITE 30	SC	3,953,962.0730	34.12
WALTHAM MA 02451-7360

HARTFORD LIFE & ANNUITY INS CO	IC	5,416,845.2530	14.42
PO BOX 2999
HARTFORD CT 06104-2999

Schedule B-9

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MFS MID CAP GROWTH SERIES – continued
MFS GROWTH ALLOCATION PORTFOLIO	IC	4,883,135.5230	13.00
1200 CROWN COLONY DR
QUINCY MA 02169-0938

MFS CONSERVATIVE ALLOCATION PORTFOLIO
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

OHIO NATIONAL LIFE INSURANCE CO	SC	6,347,520.3570	54.02
1 FINANCIAL WAY
CINCINNATI OH 45242-5851

MFS MID CAP VALUE PORTFOLIO
MFS MODERATE ALLOCATION PORTFOLIO	IC	15,506,689.1600	45.30
ATTN LCC 3RD FLOOR MFS GROUP
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

DELAWARE LIFE INSURANCE COMPANY	IC	4,067,305.3520	25.61
1601 TRAPELO ROAD SUITE 30
WALTHAM MA 02451-7360

MFS GROWTH ALLOCATION PORTFOLIO	IC	4,875,540.8320	14.24
1200 CROWN COLONY DR
QUINCY MA 02169-0938

MFS CONSERVATIVE ALLOCATION PORTFOLIO	IC	3,106,882.6910	9.08
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

DELAWARE LIFE INSURANCE COMPANY	SC	3,792,092.4990	51.07
1601 TRAPELO ROAD SUITE 30
WALTHAM MA 02451-7360

NATIONWIDE LIFE INSURANCE COMPANY	SC	2,729,366.7500	39.23
C/O IPO PORTFOLIO
P.O. BOX 182029
COLUMBUS OH 43218-2029

MFS MODERATE ALLOCATION PORTFOLIO
DELAWARE LIFE INSURANCE COMPANY	IC	270,056.2160	96.17
1601 TRAPELO ROAD SUITE 30	SC	131,375,987.2160	92.41
WALTHAM MA 02451-7360

DELAWARE LIFE INSURANCE CO OF NY	SC	10,775,965.3650	7.58
1601 TRAPELO ROAD SUITE 30
WALTHAM MA 02451-7360

MFS NEW DISCOVERY SERIES
HARTFORD LIFE & ANNUITY INSURANCE	IC	4,800,135.3430	28.83
ATTN UIT OPERATIONS
PO BOX 2999
HARTFORD CT 06104-2999

Schedule B-10

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MFS NEW DISCOVERY SERIES – continued
DELAWARE LIFE INSURANCE COMPANY	IC	3,004,442.2180	20.81
1601 TRAPELO ROAD SUITE 30
WALTHAM MA 02451-7360

HARTFORD LIFE INSURANCE COMPANY	IC	1,886,673.2940	10.52
PO BOX 2999
HARTFORD CT 06104-2999

MFS MODERATE ALLOCATION PORTFOLIO	IC	1,652,737.9790	9.06
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

AMERITAS LIFE INSURANCE CORP	IC	416,895.8580	5.33
5900 O ST
LINCOLN NE 68510-2234

PROTECTIVE VARIABLE ANNUITY	SC	4,932,236.4530	19.23
2801 HIGHWAY 280 S
BIRMINGHAM AL 35223-2479

DELAWARE LIFE INSURANCE COMPANY	SC	3,114,653.4410	15.22
1601 TRAPELO ROAD SUITE 30
WALTHAM MA 02451-7360

IDS LIFE INSURANCE COMPANY	SC	3,494,188.1580	13.62
10468 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS MN 55474-0001

GUARDIAN INSURANCE & ANNUITY CO INC	SC	2,235,193.0790	11.11
6255 STERNER’S WAY
BETHLEHEM PA 18017-9464

TRANSAMERICA LIFE INSURANCE COMPANY	SC	2,787,714.7390	11.01
4333 EDGEWOOD RD NE MS 4410
CEDAR RAPIDS IA 52499-0001

NATIONWIDE LIFE INSURANCE COMPANY	SC	1,746,572.4250	7.53
P.O. BOX 182029
COLUMBUS OH 43218-2029

OHIO NATIONAL LIFE INSURANCE CO	SC	1,428,151.0510	5.57
1 FINANCIAL WAY
CINCINNATI OH 45242-5851

MFS NEW DISCOVERY VALUE PORTFOLIO
MFS MODERATE ALLOCATION PORTFOLIO	IC	2,639,565.0250	57.86
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

MFS GROWTH ALLOCATION PORTFOLIO	IC	860,020.9350	18.85
1200 CROWN COLONY DR
QUINCY MA 02169-0938

Schedule B-11

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MFS NEW DISCOVERY VALUE PORTFOLIO – continued
MFS CONSERVATIVE ALLOCATION PORTFOLIO	IC	606,118.2980	13.29
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

DELAWARE LIFE INSURANCE COMPANY	IC	278,107.6420	9.82
1601 TRAPELO ROAD SUITE 30	SC	739,835.4220	89.61
WALTHAM MA 02451-7360

DELAWARE LIFE INSURANCE CO OF NY	SC	82,488.8380	9.99
1601 TRAPELO ROAD SUITE 30
WALTHAM MA 02451-7360

MFS RESEARCH INTERNATIONAL PORTFOLIO
MFS MODERATE ALLOCATION PORTFOLIO	IC	8,966,926.9260	37.98
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

AMERITAS LIFE INSURANCE CORP	IC	2,376,820.5130	14.09
5900 O ST
LINCOLN NE 68510-2234

MFS GROWTH ALLOCATION PORTFOLIO	IC	2,818,509.0920	11.94
1200 CROWN COLONY DR
QUINCY MA 02169-0938

MFS CONSERVATIVE ALLOCATION PORTFOLIO	IC	1,870,001.4370	7.92
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

DELAWARE LIFE INSURANCE COMPANY	IC	1,575,965.0890	7.01
1601 TRAPELO ROAD SUITE 30
WALTHAM MA 02451-7360

HARTFORD LIFE & ANNUITY	IC	1,298,817.6230	5.50
PO BOX 2999
HARTFORD CT 06104-2999

DELAWARE LIFE INSURANCE COMPANY	SC	3,707,253.3030	60.40
1601 TRAPELO ROAD SUITE 30
WALTHAM MA 02451-7360

SECURITY BENEFIT LIFE INSURANCE CO	SC	904,539.7120	29.01
ONE SECURITY BENEFIT PLACE
TOPEKA KS 66636-1000

MFS RESEARCH SERIES
MFS MODERATE ALLOCATION PORTFOLIO	IC	5,474,617.6960	36.14
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

MFS GROWTH ALLOCATION PORTFOLIO
1200 CROWN COLONY DR
QUINCY MA 02169-0938	IC	1,673,902.8340	11.05

Schedule B-12

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MFS RESEARCH SERIES – continued
MFS CONSERVATIVE ALLOCATION PORTFOLIO	IC	1,460,130.1480	9.64
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

DELAWARE LIFE INSURANCE COMPANY	IC	511,592.1230	5.43
1601 TRAPELO ROAD SUITE 30	SC	6,055,525.4800	69.39
WALTHAM MA 02451-7360

HARTFORD LIFE & ANNUITY	IC	786,244.3210	5.19
ATTN UIT OPERATIONS
PO BOX 2999
HARTFORD CT 06104-2999

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION (NYLIAC)	SC	1,829,767.0020	20.97
169 LACKAWANNA AVE
PARSIPPANY NJ 07054-1007

DELAWARE LIFE INSURANCE CO OF NY	SC	536,707.5310	6.15
1601 TRAPELO ROAD SUITE 30
WALTHAM MA 02451-7360

MFS STRATEGIC INCOME PORTFOLIO
DELAWARE LIFE INSURANCE COMPANY	IC	2,986,791.6480	64.35
1601 TRAPELO ROAD SUITE 30
WALTHAM MA 02451-7360

AMERITAS LIFE INSURANCE CORP	IC	586,942.2110	16.86
ATTN VARIABLE TRADES
5900 O ST
LINCOLN NE 68510-2234

KANSAS CITY LIFE INSURANCE COMPANY	IC	186,294.8100	6.82
PO BOX 219139
KANSAS CITY MO 64121-9139

DELAWARE LIFE INSURANCE COMPANY	SC	673,511.9190	76.83
1601 TRAPELO ROAD SUITE 30
WALTHAM MA 02451-7360

GUARDIAN INSURANCE & ANNUITY CO INC	SC	80,328.6200	21.03
6255 STERNER’S WAY
BETHLEHEM PA 18017-9464

MFS TECHNOLOGY PORTFOLIO
DELAWARE LIFE INSURANCE COMPANY	IC	1,177,963.7990	100.00
1601 TRAPELO ROAD SUITE 30
WALTHAM MA 02451-7360

AXA EQUITABLE LIFE INSURANCE CO	SC	5,762,434.5430	75.91
1290 AVENUE OF THE AMERICAS
NEW YORK NY 10104-1472

Schedule B-13

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MFS TECHNOLOGY PORTFOLIO – continued
GUARDIAN INSURANCE & ANNUITY CO INC	SC	1,623,498.6230	20.82
INDIV MARKETS PRODUCT FINANCE
6255 STERNER’S WAY
BETHLEHEM PA 18017-9464

MFS TOTAL RETURN BOND SERIES
HARTFORD LIFE & ANNUITY	IC	31,161,280.8030	41.87
PO BOX 2999	SC	11,221,330.3620	9.93
HARTFORD CT 06104-2999

MFS MODERATE ALLOCATION PORTFOLIO	IC	15,725,175.7450	21.13
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

MFS CONSERVATIVE ALLOCATION PORTFOLIO	IC	8,088,887.1240	10.87
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

DELAWARE LIFE INSURANCE COMPANY	IC	4,274,806.1570	8.46
1601 TRAPELO ROAD SUITE 30
WALTHAM MA 02451-7360

HARTFORD LIFE INS CO	IC	5,042,763.2810	7.10
PO BOX 2999
HARTFORD CT 06104-2999

DELAWARE LIFE INSURANCE COMPANY	SC	44,832,115.0580	39.69
1601 TRAPELO ROAD SUITE 30
WALTHAM MA 02451-7360

PROTECTIVE VARIABLE ANNUITY	SC	40,612,096.2440	36.71
PO BOX 2606
BIRMINGHAM AL 35202-2606

GUARDIAN INSURANCE & ANNUITY CO INC	SC	4,441,328.6790	7.47
6255 STERNER’S WAY
BETHLEHEM PA 18017-9464

MFS TOTAL RETURN SERIES
DELAWARE LIFE INSURANCE COMPANY	IC	18,869,652.3210	34.08
1601 TRAPELO ROAD SUITE 30
WALTHAM MA 02451-7360

HARTFORD LIFE & ANNUITY INSURANCE	IC	18,406,561.9210	33.91
PO BOX 2999
HARTFORD CT 06104-2999

HARTFORD LIFE INSURANCE COMPANY	IC	6,596,340.3390	11.37
PO BOX 2999
HARTFORD CT 06104-2999

Schedule B-14

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MFS TOTAL RETURN SERIES – continued
LINCOLN LIFE	IC	4,455,068.9100	7.50
1300 S CLINTON ST
FORT WAYNE IN 46802-3506

DELAWARE LIFE INSURANCE COMPANY	SC	17,285,976.2780	32.73
1601 TRAPELO ROAD SUITE 30
WALTHAM MA 02451-7360

PACIFIC LIFE INSURANCE COMPANY	SC	15,830,877.3590	28.52
700 NEWPORT CENTER DR
NEWPORT BEACH CA 92660-6307

OHIO NATIONAL LIFE INSURANCE CO	SC	3,429,438.8650	6.17
1 FINANCIAL WAY
CINCINNATI OH 45242-5851

PROTECTIVE VARIABLE ANNUITY	SC	2,865,254.6950	5.15
2801 HIGHWAY 280 S
BIRMINGHAM AL 35223-2479

MFS U.S. GOVERNMENT MONEY MARKET PORTFOLIO
DELAWARE LIFE INSURANCE COMPANY	IC	85,625,489.9200	98.14
1601 TRAPELO ROAD SUITE 30
WALTHAM MA 02451-7360

DELAWARE LIFE INSURANCE COMPANY	SC	173,652,948.0800	93.39
1601 TRAPELO ROAD SUITE 30
WALTHAM MA 02451-7360

DELAWARE LIFE INSURANCE CO OF NY	SC	12,299,835.8400	6.61
1601 TRAPELO ROAD SUITE 30
WALTHAM MA 02451-7360

MFS UTILITIES SERIES
LINCOLN LIFE	IC	9,859,081.4620	54.79
1300 S CLINTON ST	SC	8,840,798.3510	23.23
FORT WAYNE IN 46802-3506

DELAWARE LIFE INSURANCE COMPANY	IC	4,235,289.7660	22.60
1601 TRAPELO ROAD SUITE 30	SC	2,628,427.2880	7.25
WALTHAM MA 02451-7360

AMERITAS LIFE INSURANCE CORP	IC	1,111,407.3940	7.45
5900 O ST
LINCOLN NE 68510-2234

IDS LIFE INSURANCE COMPANY	SC	7,893,591.9450	21.51
10468 AMERIPRISE FINANCIAL CENTER
MINNEAPOLIS MN 55474-0001

AXA EQUITABLE LIFE INSURANCE CO	SC	3,661,581.1300	15.30
1290 AVENUE OF THE AMERICAS
NEW YORK NY 10104-1472

Schedule B-15

Name and Address of Shareholder	Class of Shares	Number of Outstanding Shares Beneficially Owned	Percentage of Outstanding Shares of Noted Class Owned
MFS UTILITIES SERIES – continued
GUARDIAN INSURANCE & ANNUITY CO INC	SC	1,570,061.1950	8.85
6255 STERNER’S WAY
BETHLEHEM PA 18017-9464

MFS VALUE SERIES
DELAWARE LIFE INSURANCE COMPANY	IC	14,974,371.4400	35.72
1601 TRAPELO ROAD SUITE 30
WALTHAM MA 02451-7360

HARTFORD LIFE & ANNUITY	IC	7,898,232.6760	19.06
PO BOX 2999	SC	5,957,701.0910	8.43
HARTFORD CT 06104-2999

MFS MODERATE ALLOCATION PORTFOLIO	IC	8,653,393.4090	16.39
2 AVENUE DE LAFAYETTE
BOSTON MA 02111-1750

NATIONWIDE LIFE INS CO (NWVAII)	SC	21,515,595.8660	47.22
PO BOX 182029
COLUMBUS OH 43218-2029

PROTECTIVE VARIABLE ANNUITY	SC	13,041,220.9570	19.39
PO BOX 2606
BIRMINGHAM AL 35202-2606

PACIFIC LIFE INSURANCE COMPANY	SC	4,044,127.3270	6.76
700 NEWPORT CENTER DR
NEWPORT BEACH CA 92660-6307

Under current law, the insurance companies listed above must vote these shares in accordance with instructions received from underlying contract holders.

Schedule B-16

VIT-PRX-1/17

PROXY CARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

- Fold Here -

{FUND NAME MERGED}

This proxy is solicited by and on behalf of the Board of Trustees of MFS® VARIABLE INSURANCE TRUST, MFS® VARIABLE INSURANCE TRUST II, and MFS® VARIABLE INSURANCE TRUST III in connection with the Special Meeting of Shareholders scheduled for March 23, 2017. The undersigned holder(s) of the above listed Fund (the “Fund”), a series of one of the above listed Trusts, revoking prior proxies, hereby appoints Christopher R. Bohane, Thomas H. Connors, Brian E. Langenfeld, Susan A. Pereira, and Matthew A. Stowe (each, a “Proxy Holder”), and each of them, proxies with several powers of substitution, to vote for the undersigned at the Special Meeting of Shareholders to be held at 111 Huntington Avenue, Boston, Massachusetts, at 10:30 a.m. on Thursday, March 23, 2017, notice of which and the Proxy Statement accompanying the same have been received by the undersigned, or at any adjournment thereof, upon the following matters as described in the Notice of Meeting and accompanying Proxy Statement.

THE TRUSTEES THAT OVERSEE YOUR FUND RECOMMEND THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON March 23, 2017. The Proxy Statement is also available at www.proxyonline.com/docs/MFS2017.pdf.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

{FUND NAME MERGED}	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on this proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

	SIGNATURE (AND TITLE IF APPLICABLE)	DATE

	SIGNATURE (IF HELD JOINTLY)	DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

PROPOSAL:

1. To elect as Trustees of each of the Trusts:
		FOR	WITHHOLD

1.	Steven E. Buller	O	O

2.	John A. Caroselli	O	O

3.	Maureen R. Goldfarb	O	O

4.	David H. Gunning	O	O

5.	Michael Hegarty	O	O

6.	John P. Kavanaugh	O	O

7.	Robert J. Manning	O	O

8.	Clarence Otis, Jr.	O	O

9.	Maryanne L. Roepke	O	O

10.	Robin A. Stelmach	O	O

11.	Laurie J. Thomsen	O	O

2. To transact such other business as may properly come before the Meeting and any adjournment thereof.

REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

VOTING INSTRUCTION CARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR PROXY VOTE TODAY!

- Fold Here -

{INSURANCE COMPANY NAME}

{FUND NAME}

This proxy is solicited by and on behalf of the Board of Trustees of MFS® VARIABLE INSURANCE TRUST, MFS® VARIABLE INSURANCE TRUST II, and MFS® VARIABLE INSURANCE TRUST III in connection with the Special Meeting of Shareholders scheduled for March 23, 2017.

The undersigned, owner(s) of or participant(s) in or payee(s) under a variable contract (“contract owners”) issued by the above referenced insurance company (the “Insurance Company”), hereby instructs the Insurance Company to vote its shares in the Fund noted above, which are attributable to the undersigned’s participation in the contract at the Special Meeting of Shareholders to be held at 111 Huntington Avenue, Boston, Massachusetts, at 10:30 a.m. on Thursday, March 23, 2017, notice of which and the Proxy Statement accompanying the same have been received by the undersigned, or at any adjournment thereof, upon the following matters as described in the Notice of Meeting and accompanying Proxy Statement.

THE TRUSTEES THAT OVERSEE YOUR FUND RECOMMEND THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

IF THIS CARD IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE INSURANCE COMPANY ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS CARD IS PROPERLY EXECUTED BUT NO DIRECTION IS MADE AS REGARDS TO A PROPOSAL INCLUDED IN THE PROXY STATEMENT, SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL. SHARES FOR WHICH NO TIMELY VOTING INSTRUCTIONS ARE RECEIVED WILL BE VOTED IN THE SAME PROPORATION AS SHARES FOR WHICH INSTRUCTIONS ARE RECEIVED.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON March 23, 2017. The Proxy Statement is also available at www.proxyonline.com/docs/MFS2017.pdf.

Please refer to the Proxy Statement for a discussion of the Proposal.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

{FUND NAME MERGED}	VOTING INSTRUCTION CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.
Please sign exactly as your name(s) appear(s) on this card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.	SIGNATURE (AND TITLE IF APPLICABLE)	DATE

	SIGNATURE (IF HELD JOINTLY)	DATE

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

PROPOSAL:

1. To elect as Trustees of each of the Trusts:
		FOR	WITHHOLD

1.	Steven E. Buller	O	O

2.	John A. Caroselli	O	O

3.	Maureen R. Goldfarb	O	O

4.	David H. Gunning	O	O

5.	Michael Hegarty	O	O

6.	John P. Kavanaugh	O	O

7.	Robert J. Manning	O	O

8.	Clarence Otis, Jr.	O	O

9.	Maryanne L. Roepke	O	O

10.	Robin A. Stelmach	O	O

11.	Laurie J. Thomsen	O	O
2. To transact such other business as may properly come before the Meeting and any adjournment thereof.

REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]